SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the
      Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CARRIAGE SERVICES, INC.
                (Name of Registrant as Specified in Its Charter)

                      Paul E. Pryzant, Snell & Smith, P.C.,
                  1000 Louisiana, Suite 3650, Houston, TX 77002
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1) Title of each class of securities to which transaction applies:
      _________________________________________________________________

      2) Aggregate number of securities to which transaction applies:
      _________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      _________________________________________________________________

      4) Proposed maximum aggregate value of transaction:
      _________________________________________________________________

      5)  Total fee paid:
      _________________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      _____________________________________________

      2) Form, Schedule, or Registration Statement No.:
      _____________________________________________

      3) Filing Party:
      _____________________________________________

      4) Date Filed:
      _____________________________________________

                            [CARRIAGE SERVICES LOGO]

                            CARRIAGE SERVICES, INC.
                        1300 POST OAK BLVD., SUITE 1500
                              HOUSTON, TEXAS 77056

                                 March   , 1997

         To our Stockholders:

              You are cordially invited to attend the Annual Meeting of Stockholders of Carriage Services, Inc. to be held at the Doubletree Hotel, 2001 Post Oak Blvd., Houston, Texas 77056 on Wednesday, April 16, 1997, at 10:00 a.m., Houston time. For those of you who cannot be present at the Annual Meeting, we urge that you participate by completing the enclosed proxy and returning it at your earliest convenience.

              We encourage you to read the enclosed Notice of the Meeting and Proxy Statement, which contains information about the Board of Directors and its committees and personal information about each of the nominees for the Board. The Proxy Statement also describes in detail other matters that will be voted upon at the Annual Meeting.

              It is important that your shares are represented at the Annual Meeting, regardless of whether you are able to attend personally. Accordingly, you are requested to sign, date and mail promptly the enclosed proxy in the envelope provided.

                                                      Sincerely,
                                          MELVIN C. PAYNE,
                                          Chairman of the Board and
                                          Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                            CARRIAGE SERVICES, INC.
                           TO BE HELD APRIL 16, 1997

To the Stockholders of
Carriage Services, Inc.

     Notice is hereby given that the Annual Meeting of Stockholders of Carriage Services, Inc. (the "Company") will be held at the Doubletree Hotel, 2001 Post Oak Blvd., Houston, Texas 77056 on Wednesday, April 16, 1997, at 10:00 a.m., Houston time, for the following purposes:

     (1) To elect three Class I directors, each for a three-year term expiring at the annual meeting of stockholders in 2000, and until their respective successors are elected and qualified.

     (2) To amend the Company's Certificate of Incorporation to (i) increase the number of authorized shares of Class A Common Stock from 15,000,000 shares to 40,000,000 shares, (ii) reduce the number of authorized shares of Class B Common Stock from 15,000,000 to 10,000,000 shares, and (iii) increase the number of authorized shares of Preferred Stock from 50,000,000 shares to 70,000,000 shares.

     (3) To amend the Company's 1995 Stock Incentive Plan to increase the number of shares available thereunder from 400,000 shares to 700,000 shares and to make certain other amendments.

     (4)  To amend the Company's 1996 Stock Option Plan in certain respects.

     (5) To amend the Company's 1996 Nonemployee Director's Stock Option Plan to (i) permit directors who are employees but not executive officers of the Company to participate, (ii) provide for an option grant of 15,000 shares of Class A Common Stock when a new director is appointed or elected to the Board (or 25,000 shares if the new director becomes a member of the Executive Committee), and (iii) make certain other amendments.

     (6) To ratify the selection of Arthur Andersen LLP as the independent public accountants of the Company for 1997.

     (7) To transact such other business as may properly come before the meeting or any adjournments thereof.

The close of business on March 10, 1997 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     You are cordially invited and urged to attend the Annual Meeting. If, however, you are unable to attend the Annual Meeting, YOU ARE REQUESTED TO SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. If you attend the Annual Meeting, and wish to do so, you may vote in person regardless of whether you have given your proxy. In any event, a proxy may be revoked at any time before it is exercised.

                                          By Order of the Board of Directors

                                          THOMAS C. LIVENGOOD,
                                          Secretary

Houston, Texas
March   , 1997

                            CARRIAGE SERVICES, INC.
                        1300 POST OAK BLVD., SUITE 1500
                              HOUSTON, TEXAS 77056

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 16, 1997

                                  SOLICITATION

     The accompanying proxy is solicited on behalf of the Board of Directors of Carriage Services, Inc., a Delaware corporation (the "Company"), by the Board of Directors to solicit proxies (the "Proxies" ) for use at the Annual Meeting of Stockholders (the "Meeting"). The Meeting will be held at the Doubletree Hotel, 2001 Post Oak Blvd., Houston, Texas 77056 at 10:00 a.m., Houston time, on Wednesday, April 16, 1997, or at such other time and place to which the Meeting may be adjourned.

     All expenses of this solicitation will be borne by the Company, including the cost of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms, banks and other nominees for their reasonable expenses in forwarding proxy material to beneficial owners of the Company's stock. The Company has retained American Stock Transfer & Trust Company ("American") to assist in the solicitation of proxies. No additional fee beyond the $500 monthly fee paid to American to act as the Company's transfer agent, together with American's out-of-pocket expenses, will be paid to American. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and American may solicit proxies by telegram, facsimile or by hand delivery.

     This Proxy Statement and the accompanying proxy is being first mailed to
stockholders of the Company on or about March   , 1997.

                       RECORD DATE AND VOTING SECURITIES

     Only holders of record of the Class A and Class B Common Stock and Series D and F Preferred Stock at the close of business on March 10, 1997, the record date for the Meeting, are entitled to notice of and to vote at the Meeting. On that date, the Company had outstanding (i) 4,137,679 shares of Class A Common Stock, each of which is entitled to one vote, (ii) 4,502,169 shares of Class B Common Stock, each of which is entitled to ten votes, (iii) 17,253,116 shares of Series D Preferred Stock, each of which is entitled to.0037 votes, and (iv) 19,999,992 shares of Series F Preferred Stock, each of which is entitled to either .0625 or .0667 votes, depending upon certain rights of the shares held. The voting power of each class or series, as of March 10, 1997, is summarized below:

                               OUTSTANDING                     PERCENTAGE OF
     CLASS OR SERIES             SHARES     NUMBER OF VOTES     VOTING POWER
----------------------------  ------------  ---------------    --------------
Class A Common Stock........    4,137,679      4,137,679            8.2%
Class B Common Stock........    4,502,169     45,021,690           89.2%
Series D Preferred Stock....   17,253,116         63,900             .1%
Series F Preferred Stock....   19,999,992      1,272,450            2.5%
                                              ----------       --------------
     TOTAL..................                  50,495,719          100.0%
                                              ==========       ==============

     The presence at the Meeting, in person or by proxy, of the holders of a majority of the total voting power of the issued and outstanding shares of Class A and B Common Stock and Series D and F Preferred Stock is necessary to constitute a quorum to transact business. Abstentions and broker non-votes will be counted for purposes of whether a quorum is present at the Meeting. In the absence of a quorum at the Meeting, the Meeting may be adjourned from time to time without notice other than announcement at the Meeting until a quorum shall be formed.

     If a quorum is present at the Meeting, (i) the Class I directors will be elected by a plurality of the votes cast at the Meeting, (ii) approval of the amendment to the Company's Certificate of Incorporation will require the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class A and B Common Stock and Series D and F Preferred Stock, and (iii) approval of the amendments to the 1995 Stock Incentive Plan, the 1996 Stock Option Plan and the 1996 Nonemployee Director's Stock Option Plan, and the ratification of the selection of Arthur Andersen LLP as the independent public accountants of the Company for 1997, each requires the affirmative vote of the holders of a majority of the voting power present or represented by proxy at the Meeting. Since directors are elected by a plurality of the votes cast, shares that are withheld will have no effect on the outcome of the election of directors. With respect to any matter other than the election of directors, abstentions will have the effect of a vote against the proposal. Broker non-votes will not be counted to determine the stockholders entitled to vote on a proposal, and will not affect the outcome of the vote on such matter.

     All duly executed Proxies received prior to the Meeting will be voted in accordance with the choices specified thereon. As to any matter for which no choice has been specified in a duly executed Proxy, the shares represented thereby will be voted in favor of all proposals described herein and in the discretion of the persons named in the Proxy in connection with any other business that may properly come before the Meeting. A stockholder giving a Proxy may revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Company an instrument revoking it, or by signing and delivering to the Secretary of the Company a Proxy bearing a later date, or by voting in person at the Meeting.

              SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of March   , 1997, the ownership of
Class A and B Common Stock and Series D and F Preferred Stock of: (i) any person or group known by the Company to be the beneficial owner of 5% or more of the Class A and B Common Stock, (ii) each director and director nominee of the Company, (iii) the Chief Executive Officer, (iv) the other executive officers named in the Summary Compensation Table set forth under "Executive
Compensation" below, and (v) all executive officers and directors of the Company as a group. Under the rules of the Securities and Exchange Commission, a person is deemed to own beneficially all securities as to which that person owns or shares voting or investment power, as well as all securities which such person may acquire within sixty days through the exercise of currently available conversion rights or options. Except as otherwise indicated, the stockholders listed in the table below have sole voting and investment power with respect to the shares indicated.

                                              AMOUNT AND NATURE OF
                                              BENEFICIAL OWNERSHIP
                                        ---------------------------------      PERCENT OF      PERCENT OF
                                           CLASS A           CLASS B          CLASS A AND B      VOTING
          BENEFICIAL OWNER              COMMON STOCK     COMMON STOCK(1)      COMMON STOCK     CONTROL(2)
-------------------------------------   -------------    ----------------     -------------    ----------
C. Byron Snyder......................       70,000           1,296,311(3)(10)      15.8           26.5
Melvin C. Payne......................            0             629,769(4)(10)       7.3           12.8
Robert D. Larrabee...................            0             111,111(5)           1.3              *
Mark W. Duffey.......................            0             313,625(10)          3.6            6.4
Barry K. Fingerhut...................       85,100             520,924(6)(10)       7.0           10.8
Stuart W. Stedman....................       72,963(7)          145,223(7)(10)       2.5            3.1
Ronald A. Erickson...................        9,400              61,621(8)         *                1.3
Mark F. Wilson.......................      498,397(9)                0              5.5            1.0
Russell W. Allen.....................          375              63,000            *                1.3
All Directors and Executive Officers
  as a group (13 persons)............      743,435           3,370,384             45.0           67.8

------------
  * Indicates less than one percent.

 (1) Each share of Class B Common Stock has ten votes per share and is convertible at any time into one share of Class A Common Stock. If not converted earlier, any outstanding shares of Class B Common Stock will be automatically converted into shares of Class A Common Stock on December 31, 2001.

 (2) This column sets forth the percentage of voting power held by the person based on the type of securities held. Each share of Class A Common Stock is entitled to one vote, each share of Class B Common Stock is entitled to ten votes, each share of Series D Preferred Stock is entitled to.0037 votes, and each share of Series F Preferred Stock is entitled to either .0625 or .0667 votes, depending upon certain rights of the shares held.

 (3) Mr. Snyder's holdings include 367,550 shares of Class B Common Stock owned by 1996 Snyder Family Partnership, Ltd., 9,005 shares of Class B Common Stock owned by the C. Byron Snyder 1996 Trust, and 9,005 shares of Class B Common Stock owned by the Martha Ann Snyder 1996 Trust.

 (4) Mr. Payne's holdings include 119,161 shares of Class B Common Stock owned by 1996 Payne Family Partnership, Ltd., 2,919 shares of Class B Common Stock owned by the Melvin C. Payne 1996 Trust, 2,919 shares of Class B Common Stock owned by the Karen P. Payne 1996 Trust, and 5,555 shares of Class B Common Stock owned by the Melvin C. Payne, Jr. Pension Plan and Trust.

 (5) Mr. Larrabee and his spouse hold an aggregate of 1,500,000 shares of Series D Preferred Stock, of which 252,410 shares are held by Larrabee Land Company, Inc. which is owned by Mr. Larrabee and his spouse. Such shares of Series D Preferred Stock are presently convertible into 111,111 shares of Class B Common Stock which are in turn convertible at any time into 111,111 shares of Class A Common Stock. Also, such shares of Series D Preferred Stock presently have 5,556 votes.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

 (6) Mr. Fingerhut's holdings include 422,222 shares of Class B Common Stock held by Applewood Associates, L.P., a limited partnership of which Mr. Fingerhut is a general partner; 6,111 shares of Class B Common Stock held by Longboat Key Associates, a general partnership of which Mr. Fingerhut is a general partner; and 8,333 shares of Class B Common Stock held by Mr. Fingerhut jointly with Michael J. Marocco.

 (7) Mr. Stedman's holdings include (i) 2,689 shares of Class A Common Stock and 31,309 shares of Class B Common Stock which are held by the Betty Ann Stedman Trust, of which Mr. Stedman is a Trustee, (ii) 1,083 shares of Class A Common Stock and 8,349 shares of Class B Common Stock which are held by the Wesley West Descendant's Trust, of which Mr. Stedman is a Trustee, (iii) 292 shares of Class A Common Stock and 3,130 shares of Class B Common Stock which are held by the Courtney Lynn Meagher Trust, of which Mr. Stedman is a Trustee, (iv) 239 shares of Class A Common Stock and 3,130 shares of Class B Common Stock which are held by the Evan Everett Meagher 1989 Trust, of which Mr. Stedman is a Trustee, (v) 19,902 shares of Class A Common Stock and 35,000 shares of Class B Common Stock which are held by the Wesley West Land Holding Company, of which Mr. Stedman is the President and an indirect beneficial owner through a trust of which he is a beneficiary, and (vi) 46,056 shares of Class A Common Stock which are held by the Wesley West Long Term Partnership, a partnership of which Mr. Stedman serves as the Manager of the General Partner.

 (8) Mr. Erickson's holdings include (i) 4,000 shares of Class A Common Stock and 44,015 shares of Class B Common Stock which are held by the Alfred and Rose Erickson Trust f/b/o Ronald A. Erickson, (ii) 1,400 shares of Class A Common Stock and 17,606 shares of Class B Common Stock which are held by the Alfred and Rose Erickson Trust f/b/o Donovan A. Erickson, of which Mr. Erickson is the Trustee, and (iii) 4,000 shares of Class A Common Stock held by Mr. Erickson's minor son, David S. Erickson.

 (9) Mr. Wilson's holdings include 6,096,030 shares of Series F Preferred Stock which are presently convertible into 390,952 shares of Class A Common Stock and have the same number of votes. Of these shares of Series F Preferred Stock held by Mr. Wilson, 707,700 are held by the Wilson Trust B U/A/D 9/9/77 by Francis Wilson and 707,700 are held by the Wilson Trust C U/A/D 9/9/77 by Francis Wilson, both of which Mr. Wilson is a beneficiary of and a Co-Trustee.

(10) C. Byron Snyder, Melvin C. Payne, Mark W. Duffey, Barry K. Fingerhut and certain of his affiliates and business associates, Stuart W. Stedman and certain of his affiliates, and Reid A. Millard have executed a Voting Agreement dated effective as of August 8, 1996 relating to any shares of capital stock of the Company held by any of them. These parties beneficially hold an aggregate of 228,063 shares of Class A Common Stock and 3,003,628 shares of Class B Common Stock. Under the Voting Agreement, each party has agreed (i) not to sell or otherwise transfer any shares of capital stock of the Company held or acquired by such party to any "competitor" of the Company without the prior written consent of the holders of at least 80% of the voting power of the shares of capital stock subject to the Voting Agreement, (ii) unless the holders of at least 80% of the voting power of the outstanding shares of capital stock of the Company are in favor of such action, not to vote the shares of capital stock of the Company held by such party in favor of (x) a merger, consolidation or similar corporate action involving a "competitor," other than in connection with an acquisition by the Company of funeral homes or cemeteries in which the Company is the acquiring or controlling party, (y) the sale of all or substantially all of the assets of the Company to a "competitor," or (z) any amendment to Articles V, VI or VII of the Company's Amended and Restated Certificate of Incorporation (which relate to the classified Board of Directors, the relative rights and powers of the Board of Directors and the stockholders and the ability of the stockholders of the Company to act by written consent). A "competitor" is defined in the Voting Agreement as any person or entity engaged in the funeral service, cemetery, crematory or related lines of business.

                           I.  ELECTION OF DIRECTORS

GENERAL

     The Board of Directors currently consists of eight members. In accordance with the Certificate of Incorporation of the Company, the members of the Board of Directors are divided into three classes, designated Class I, Class II and Class III, respectively, and are elected for a term of office expiring at the third succeeding annual stockholders' meeting following their election to office and until their successors are duly elected and qualified. The Certificate of Incorporation also provides that such classes shall be as nearly equal in number as possible. The term of office of the Class I directors expires at the Meeting. The Class II and Class III directors are serving terms that expire at the annual meeting of stockholders in 1998 and 1999, respectively.

     Melvin C. Payne, C. Byron Snyder and Robert D. Larrabee, the Class I directors whose terms are expiring at the Meeting, have been nominated by the Board of Directors for re-election at the Meeting for a three-year term of office expiring at the annual meeting of stockholders in 2000 and until their successors are duly elected and qualified. Proxies may be voted for three directors.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AS CLASS I DIRECTORS. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AS CLASS I DIRECTORS.

     Stockholders may not cumulate their votes in the election of directors. The three nominees receiving the highest number of affirmative votes will be elected to the Board. Stockholders entitled to vote for the election of directors may withhold authority to vote for any or all nominees for directors. If any nominee becomes unavailable for any reason, then the shares represented by the proxy will be voted FOR the remainder of the listed nominees and for such other nominees as may be designated by the Board as replacements for those who become unavailable. Discretionary authority to do so is included in the proxy.

     The following table sets forth the names, ages and titles of the persons who have been nominated for election as Class I directors, and the other current directors and executive officers of the Company.

                NAME                    AGE                          POSITION
-------------------------------------   ----    --------------------------------------------------
NOMINEES FOR CLASS I DIRECTOR
(TERM EXPIRING AT 2000 ANNUAL MEETING)
Melvin C. Payne(1)...................    54     Chairman of the Board, Chief Executive Officer and
                                                  Director
C. Byron Snyder(1)(2)................    48     Director and Chairman of the Executive Committee
Robert D. Larrabee...................    61     Director

CONTINUING CLASS II DIRECTORS
(TERM EXPIRING AT 1998 ANNUAL
MEETING)
Mark W. Duffey(1)....................    40     President and Director
Barry K. Fingerhut(1)(2).............    51     Director

CONTINUING CLASS III DIRECTORS
(TERM EXPIRING AT 1999 ANNUAL
MEETING)
Stuart W. Stedman(3).................    39     Director
Ronald A. Erickson(3)................    60     Director
Mark F. Wilson.......................    49     Director

                                             (TABLE CONTINUED ON FOLLOWING PAGE)

                                       5

                NAME                    AGE                          POSITION
-------------------------------------   ----    --------------------------------------------------
EXECUTIVE OFFICERS WHO ARE NOT
  DIRECTORS
Thomas C. Livengood..................    41     Executive Vice President, Chief Financial Officer
                                                  and Secretary
Russell W. Allen.....................    49     Executive Vice President of Operations
Gary O' Sullivan.....................    44     Senior Vice President -- Marketing
Reid A. Millard......................    37     Vice President, Corporate Development
Mary-Lees G. Payne...................    48     Vice President, Administration and Accounting

------------
(1) Member of Executive Committee.

(2) Member of Compensation Committee.

(3) Member of Audit Committee.

     Set forth below is a brief description of the business experience of the directors and executive officers of the Company.

DIRECTORS

     MELVIN C. PAYNE, one of the three management founders of the Company, has been Chairman of the Board and Chief Executive Officer of the Company since December 1996. Prior to then, he had been the President, Chief Executive Officer and a director of the Company since its inception in 1991. Prior to co-founding the Company, Mr. Payne was a co-founder in 1990 of Sovereign Capital Partners, Inc., an investment and management advisory firm which specialized in restructuring, recapitalizing and acquiring or selling financially troubled companies. From 1991 to 1993, Mr. Payne also served as a director and officer of Sovereign Holdings, Inc., RTO Enterprises, Inc. and various subsidiaries of RTO Enterprises, Inc. Mr. Payne has 25 years of broad investment, banking and operating management experience, including positions as Executive Vice President and director of Wedge Group, Inc., an investment holding company with multi-industry operations, and with Texas Commerce Bank and Prudential Insurance Company. Mr. Payne serves on the Board of Trustees of WNL Series Trust, a mutual fund affiliated with Western National Life Insurance Company, and the Board of Directors of Sovereign Business Forms, Inc., a private company seeking to consolidate companies in the business forms manufacturing industry.

     C. BYRON SNYDER has been a director of the Company since 1991, was Chairman of the Board of Directors of the Company from 1991 until December 1996, and is currently Chairman of the Executive Committee. Mr. Snyder is presently owner and President of Relco Refrigeration Co., a distributor of refrigeration equipment, which he acquired in 1992. Prior to co-founding the Company, Mr. Snyder was the owner and Chief Executive Officer of Southwestern Graphics International, Inc., a diversified holding company which owned Brandt & Lawson Printing Co., a Houston-based general printing business, and Acco Waste Paper Company, an independent recycling business. Brandt & Lawson Printing Co. was sold to Hart Graphics in 1989, and Acco Waste Paper Company was sold to Browning-Ferris Industries in 1991.

     ROBERT D. LARRABEE has been a director of the Company since it went public in August 1996. Mr. Larrabee is the former owner of a group of four funeral homes and two cemeteries in the states of Washington and Idaho that the Company acquired in April 1996. In connection with that transaction, the Company agreed to undertake to appoint Mr. Larrabee to the Board if the Company went public, and Mr. Larrabee also became an employee of a subsidiary of the Company. He is the founder, past-president and past-director of Valley Bank in Clarkston, Washington; founder, past Chairman of the Board and past President of Purple Cross Insurance Company (now American Memorial Life); and founder of Lewis-Clark Savings and Loan Association (now Sterling Financial Corporation). He also serves on the board of Sterling Financial Corporation and, until 1995, served on the Board of Directors of Laurentian Capital Corporation.

     MARK W. DUFFEY, one of the three management founders of the Company, has been President of the Company since December 1996. Prior to then, he had been Executive Vice President and Chief Financial

Officer since the inception of the Company in 1991 and in 1995 became a director. Prior to co-founding the Company, Mr. Duffey was a co-founder of Sovereign Capital Partners, Inc. with Mr. Payne. From 1991 to 1993, Mr. Duffey served as a director and officer of Sovereign Holdings, Inc., RTO Enterprises, Inc. and various subsidiaries of RTO Enterprises, Inc. Prior to 1989, he held various positions with Mellon Bank over a ten-year period, both in Pittsburgh and in Houston. He serves on the Board of Directors of Sovereign Business Forms, Inc., a private company seeking to consolidate companies in the business forms manufacturing industry.

     BARRY K. FINGERHUT has been a director of the Company since 1995. Since 1981, Mr. Fingerhut has been associated with, and now serves as President of, GeoCapital, a registered investment adviser located in New York City which focuses its investment advice and management on securities of small capitalization companies. As of December 31, 1996, GeoCapital managed accounts having a market value of approximately $1.9 billion. Mr. Fingerhut also has co-founded several investment partnerships that invest primarily in undervalued publicly traded companies and high growth companies engaged in the communications, media or entertainment industries. Mr. Fingerhut presently is a director of Millbrook Press, Inc., a publisher of children's non-fiction books, and UOL Publishing, Inc., an online publisher of academic and corporate texts. He previously served as a director of La Quinta Inns, Inc., a nationwide lodging chain, and Lakeshore National Bank, Inc., which was acquired by First Chicago Corp. in 1994.

     STUART W. STEDMAN has been a director of the Company since it went public in August 1996. For the past ten years, Mr. Stedman has been President of Wesley West Interests, Inc., a management company responsible for various family holdings, including marketable securities, oil, gas and coal properties, ranch lands and urban real estate. Mr. Stedman also serves as a Manager of Strand Energy, L.L.C., a private exploration and production company.

     RONALD A. ERICKSON has been a director of the Company since the Company went public in August 1996. Mr. Erickson is Chief Executive Officer of Holiday Companies, Minneapolis, Minnesota, a family business consisting primarily of convenience stores, supermarkets, sporting goods stores and wholesale food distribution.

     MARK F. WILSON became a director of the Company on January 7, 1997 when CNM merged with the Company. Mr. Wilson served as the President of CNM from 1988 until the merger with the Company, and continues as the President of Carriage Funeral Services of California, Inc., a subsidiary of the Company. CNM owned and operated nine Wilson & Kratzer Funeral Homes and the Rolling Hills Memorial Park Cemetery in Alameda and Contra Costa Counties, California. In connection with the CNM merger, the Company agreed to increase the Board of Directors to eight members and appoint Mr. Wilson as a director. Mr. Wilson also serves on the Board of Directors of Mechanics Bank, Richmond, California, and Hills Newspapers, a publisher of weekly newspapers in Northern California.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     THOMAS C. LIVENGOOD joined the Company in December 1996 as Executive Vice President, Chief Financial Officer and Corporate Secretary. Mr. Livengood, a certified public accountant, has responsibility for the financial and administrative functions of the Company. Prior to joining the Company, he served as Vice President and Chief Financial Officer of Tenneco Energy, previously the largest division of Tenneco Inc., a Fortune 100 company, prior to the divestiture of its diversified businesses. Prior to joining Tenneco Energy in 1988, Mr. Livengood served in various financial management capacities with USX Corp., Texas Oil & Gas Corp. and KPMG Peat Marwick, an international CPA firm.

     RUSSELL W. ALLEN joined the Company in June 1993 as Executive Vice President of Operations. Mr. Allen has over 32 years of operational experience in the funeral home industry. Prior to joining the Company, he was affiliated with Earthman Funeral Directors and Greenwood-Mount Olivet Funeral Homes and Cemeteries in Fort Worth, Texas for one and 21 years, respectively, serving most recently as Executive Vice President of operations with each company. Mr. Allen recently completed a term of six years as Vice Chairman of the Texas Funeral Service Commission and as Chairman of the Education and Legislation

Committees. He is also a member of the Texas Cemetery Association and has served on the Legislative Committees with that organization.

     GARY O'SULLIVAN joined the Company in October 1996 as Senior Vice
President -- Marketing. From March 1996 to September 1996, Mr. O'Sullivan was the Regional Vice President of Sales (Florida) for Service Corporation International. Prior to then, Mr. O'Sullivan was the Vice President of Sales and Marketing for Woodlawn Memorial Park and Funeral Home from May 1993 to March 1996. He was the Director of Sales and Marketing for Earthman Funeral Home and Cemeteries from August 1989 to May 1993.

     REID A. MILLARD, one of the three management founders of the Company, has served as the Vice President, Corporate Development of the Company since June 1996. From November 1993 until June 1996, Mr. Millard was active in various positions with the Company in operations and corporate development. From the Company's inception in 1991 until November 1993, Mr. Millard served as Executive Vice President of the Company. Mr. Millard has 21 years of management experience in the funeral service industry, including spending nine years at Service Corporation International ("SCI"), where he obtained a wide range of experience in operations, marketing, merchandising, real estate, preneed sales, general management and independent funeral home ownership relations. He left SCI in 1990 to pursue various entrepreneurial activities, including the ownership and operation of a funeral home in Jefferson City, Missouri.

     MARY-LEES PAYNE has served as the Vice President, Administration and Accounting, of the Company since June 1995. Prior to then, she served as the Controller of the Company from June 1993 to June 1995, and as a consultant to the Company from January 1992 to June 1993. From 1984 to 1989, she served as Vice President and Controller for three start-up companies, two in the death care industry. Prior to 1984, Ms. Payne was an audit manager in the international accounting firm of Ernst & Young. Ms. Payne is a certified public accountant and is not related to Melvin C. Payne.

ORGANIZATION AND COMMITTEES OF THE BOARD

     During 1996, the Board met two times and acted by unanimous written consent approximately 40 times. Each of the directors attended at least 75% of the meetings of the Board and the Committees on which he served.

     The Board has three standing committees, the Executive Committee, the Audit Committee and the Compensation Committee. The functions of these committees and the number of meetings held during 1996 are described below.

     The members of the Executive Committee are Melvin C. Payne, Mark W. Duffey,
C. Byron Snyder and Barry K. Fingerhut. Mr. Snyder is the Chairman of the Committee. The primary function of the Executive Committee is to exercise many of the powers of the Board in between regular Board meetings, including the authorization of contracts, leases and loan documents. The Executive Committee did not separately meet as a committee during 1996.

     The members of the Audit Committee are Stuart W. Stedman and Ronald A. Erickson. The Audit Committee recommends to the Board the appointment of the Company's independent auditors, and reviews the plan, scope and results of the audit with the auditors and the Company's officers. The Audit Committee also reviews with the auditors the principal accounting policies and internal accounting controls of the Company. The Audit Committee met one time during 1996.

     The members of the Compensation Committee are C. Byron Snyder and Barry K. Fingerhut. From August 1996 until January 30, 1997, Robert D. Larrabee served on the Compensation Committee until he was replaced by Mr. Snyder. The Compensation Committee reviews and makes recommendations to the Board concerning the compensation of the Company's officers and employees, including stock option plans incentive compensation programs and benefit plans. The Compensation Committee also administers, and makes grants of stock options under, the Company's 1995 Stock Incentive Plan and 1996 Stock Option

Plan. During 1996, the Compensation Committee met one time and acted by unanimous consent three times.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Class A Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during 1996, except that: (i) C. Byron Snyder, Barry K. Fingerhut, Russell W. Allen and Mary-Lees Payne each timely filed his or her original Form 3, but inadvertently did not include additional shares of Class A Common Stock that were purchased in the Company's initial public offering in August 1996 (such omission was subsequently corrected in an amended Form 3); (ii) Robert D. Larrabee inadvertently did not report his holdings of Series D Preferred Stock on his original Form 3, but subsequently corrected this omission on an amended Form 3; (iii) Stuart W. Stedman inadvertently did not report securities held by an affiliate on his Form 3, but this omission was subsequently reported on an amended Form 3, (iv) Mr. Stedman also filed a late Form 4 to report a subsequent purchase; (v) Ronald A. Erickson inadvertently did not report on his Form 3 holdings of Class A and B Common Stock which were held by a trust for which he is the Trustee, but subsequently corrected this omission in an amended Form 3;
(vi) Mr. Erickson also filed a late Form 4 to report the purchase of shares of Class A Common Stock for his minor son; and (vii) Mark F. Wilson and Gary O'Sullivan each filed a late Form 3 after they became a director and executive officer, respectively, of the Company.

                              CERTAIN TRANSACTIONS

     In connection with the Company's formation in June 1991, C. Byron Snyder, a director and, until December 1996, the Chairman of the Board of Directors, made subordinated loans to the Company in the principal amount of $6,000,000. These loans bore interest at a predetermined rate plus 3%, subject to adjustment in certain circumstances, payable annually in the form of cash or additional subordinated notes. On January 1, 1995, the Company issued additional subordinated notes to Mr. Snyder totaling $648,215 for the interest accrued on these loans during 1994. On January 1, 1996, the Company issued additional subordinated notes to Mr. Snyder totaling $825,118 for the interest accrued on these subordinated loans during 1995. In August 1996, all of the loans to Mr. Snyder were repaid in full with a portion of the proceeds from the Company's public offering in August 1996.

     The Company has an agreement with ACCO Collection Company ("ACCO"), which is owned by Mr. Snyder, under which the Company may transfer responsibility for collection of past due accounts receivable to ACCO in return for a percentage of the collection received. In 1996, the Company paid $1,597 in fees to ACCO under this Agreement.

     Prior to August, 1996, the Company paid Mr. Snyder a $25,000 annual fee in return for certain services provided to the Company. Mr. Snyder was active in determining the strategic direction of the Company as well as being involved in reviewing major acquisitions. In addition, prior to August 1996, the Company paid Mr. Snyder $40,000 per year as consideration for Mr. Snyder's indirect guarantee of a portion of the Company's loan from Texas Commerce Bank. Mr. Snyder's guarantee was released upon repayment of the loan in connection with the Company's public offering in August 1996. These arrangements were terminated in August 1996 and Mr. Snyder is now compensated in the same manner as the other nonemployee directors. SEE "Executive Compensation -- Compensation of Directors."

     In connection with the acquisition in January 1997 by the Company of CNM, which was controlled by Mark F. Wilson and others, (i) Mr. Wilson and a subsidiary of the Company entered into a five-year employment agreement providing for, among other things, the payment of a base salary to Mr. Wilson of $150,000 per year, (ii) Mr. Wilson and such subsidiary entered into a five-year non-competition agreement providing for, among other things, the payment to Mr. Wilson of $170,000 per year, and (iii) the Company agreed to appoint Mr. Wilson to the Board of Directors of the Company. In addition, Mr. Wilson and the other former shareholders of CNM who acquired Carriage stock entered into a co-sale agreement with Messrs. Snyder, Fingerhut, Payne, Duffey and certain affiliated stockholders, under which such persons agreed not to sell a certain level of their stock holdings in a single or related group of transactions unless the former CNM shareholders were given the opportunity to participate in the sales transaction, and in which the selling group could require the other parties to participate in a sales transaction. This transaction was entered into immediately prior to Mr. Wilson becoming a director of the Company, and the compensation detailed above does not relate to any services provided by Mr. Wilson as a director of the Company.

     Mr. Wilson also is a party to an arrangement with the Company whereby Mr. Wilson may receive annual cash bonuses if acquisition candidates which he develops and which are subsequently acquired by the Company attain cash flow in excess of certain cash flow targets over a ten-year period. Pursuant to this arrangement, Mr. Wilson may elect to sell back to the Company his share of excess cash flow during the last three-year period at a predetermined cash flow multiple. To date, no payments have been made by the Company under this arrangement.

     In July 1996, the Company loaned Russell W. Allen, an executive officer of the Company, $316,714 to allow Mr. Allen to exercise his options to purchase shares of Class B Common Stock of the Company and to pay the federal income tax liability incurred pursuant to such exercise. The loan matures on June 30, 1999, bears interest at 7% per year payable annually on or before March 31 of each year and is secured by 50% of the Class B Common Stock purchased by Mr. Allen.

     Certain transactions involving Robert D. Larrabee, a director of the Company, are described under "Compensation Committee Interlocks and Insider Participation" elsewhere in this Proxy Statement.

                             EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. Set forth below is information regarding the compensation for the years ended December 31, 1996 and 1995 for the Company's Chief Executive Officer and the two other most highly compensated executive officers of the Company whose total annual salary and bonus during 1996 exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG TERM
                                                                                              COMPENSATION
                                                         ANNUAL COMPENSATION                     AWARDS
                                           -----------------------------------------------    ------------
                                                                                OTHER          SECURITIES     ALL OTHER
                NAME AND                                                       ANNUAL          UNDERLYING      COMPEN-
           PRINCIPAL POSITION              YEAR      SALARY      BONUS     COMPENSATION(1)      OPTIONS       SATION(2)
----------------------------------------   -----   ----------  ---------   ---------------    ------------    ---------
MELVIN C. PAYNE ........................    1996   $  194,292  $  47,000          0              250,000       $ 1,168
  Chairman of the Board and Chief           1995   $  171,576          0          0                    0         1,174
  Executive Officer
MARK W. DUFFEY .........................    1996   $  162,231  $  40,000          0              150,000       $ 1,901
  President                                 1995   $  145,632          0          0                    0         1,889
RUSSELL W. ALLEN .......................    1996   $  121,634  $  30,000          0               50,000       $     0
  Executive Vice President of Operations    1995   $   93,356  $  20,000          0                    0           193

------------
(1) Excludes perquisites and other personal benefits unless the aggregate amount of such compensation exceeded the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the Named Executive Officer.

(2) Each of the amounts in this column reflect contributions by the Company to its 401(k) Plan for the executive's benefit.

STOCK OPTION GRANTS IN 1996

     The Company has three stock option plans, the 1995 Stock Incentive Plan (the "1995 Plan"), the 1996 Stock Option Plan (the "1996 Plan") and the 1996 Nonemployee Directors' Plan ("Directors' Plan"). 400,000 shares of Class A and
B Common Stock are reserved for issuance under the 1995 Plan, but the Board is proposing to increase the shares available under the Plan to 700,000 shares. SEE Proposal 3 elsewhere in this Proxy Statement. Options issued under the 1995 Plan prior to the Company's initial public offering in August 1996 are satisfied with shares of Class B Common Stock, but options issued after that date are satisfied with shares of Class A Common Stock. 600,000 shares of Class A Common Stock are reserved for issuance under the 1996 Plan and 200,000 shares of Class A Common Stock are reserved for issuance under the Directors' Plan. Options issued under the 1995 Plan and the 1996 Plan may be either "Incentive Stock Options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options.

     The following table sets forth information on the grants of options to acquire shares of Class A Common Stock made during the year ended December 31, 1996 to the Named Executive Officers in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                        POTENTIAL
                                                          INDIVIDUAL GRANTS                        REALIZABLE VALUE AT
                                        -----------------------------------------------------         ASSUMED ANNUAL
                                        NUMBER OF     % OF TOTAL                                   RATES OF STOCK PRICE
                                        SECURITIES     OPTIONS                                         APPRECIATION
                                        UNDERLYING    GRANTED TO    EXERCISE OR                     FOR OPTION TERM(2)
                                         OPTIONS      EMPLOYEES     BASE PRICE     EXPIRATION   --------------------------
                                        GRANTED(1)     IN 1996        ($/SH)          DATE           5%           10%
                                        ----------    ----------    -----------    ----------   ------------  ------------
Melvin C. Payne......................     250,000        30.6%        $ 13.50          2006     $  2,122,875  $  5,379,750
Mark W. Duffey.......................     150,000        18.3%        $ 13.50          2006     $  1,273,725  $  3,227,850
Russell W. Allen.....................      50,000         6.1%        $ 13.50          2006     $    424,575  $  1,075,950

------------
(1) Options granted are for a term of ten years and vest 8.33% per year on the first through fourth anniversary dates of the grant date and 16.66% per year on the fifth through eighth anniversary dates of the grant date; PROVIDED, HOWEVER, the options scheduled to vest in years 5-8 from the grant date (i.e., 66 2/3 of the total grant) vest immediately if the average of the daily high and low prices of the Class A Common Stock for 20 consecutive trading days exceeds $27.99 prior to the fourth anniversary of the grant date.

(2) These amounts represent certain assumed rates of appreciation based on actual option term and annual compounding from the date of grant. Assumed rates of appreciation are in accordance with guidelines established by the Securities and Exchange Commission. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the stock appreciation amounts reflected in this table will be achieved, or that actual gains may prove to be substantially in excess of those presented.

1996 OPTION EXERCISES AND YEAR-END OPTION HOLDINGS

     The following table sets forth, with respect to the Named Executive Officers in the Summary Compensation Table, information concerning the exercise of stock options during the year ended December 31, 1996, and the year-end value of unexercised options. This table sets forth options for Class A Common Stock.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                         SHARES                       OPTIONS HELD AT             IN-THE-MONEY OPTIONS AT
                                        ACQUIRED                     DECEMBER 31, 1996              DECEMBER 31, 1996(1)
                                           ON        VALUE      ----------------------------    ----------------------------
                NAME                    EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------------------   --------    --------    -----------    -------------    -----------    -------------
Melvin C. Payne......................     --          --              0           250,000             0         $ 2,218,750
Mark W. Duffey.......................     --          --              0           150,000             0         $ 1,331,250
Russell W. Allen.....................     --          --              0            50,000             0         $   443,750

------------
(1) An option is "in-the-money" if the market value of the Common Stock exceeds the exercise price of the option. The values of the options set forth in these columns are based upon the difference between the closing price of $22.375 on the Nasdaq National Market System on December 31, 1996 and any lesser exercise price.

COMPENSATION OF DIRECTORS

     In lieu of cash compensation, each director of the Company who is not an officer or employee of the Company or any of its subsidiaries (a "nonemployee director") is entitled to receive options under the 1996 Nonemployee Directors' Stock Option Plan (the "Directors' Plan"). In addition, nonemployee directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and Committees thereof.

     Under the Directors' Plan, each individual who was a nonemployee director as of the date of the Company's initial public offering in August 1996 received a nonqualified stock option (an "Initial Option") to purchase 15,000 shares
(or 25,000 if the nonemployee director also served on the Executive Committee as of such date) of Class A Common Stock at an exercise price per share equal to the initial public offering price of $13.50 per share. C. Byron Snyder and Barry
K. Fingerhut were each serving on the Executive Committee on such date and received options for 25,000 shares of Class A Common Stock. Each of the Initial Options granted were for a term of ten years and vest 8.33% per year on the first through fourth anniversary dates of the grant date and 16.66% per year on the fifth through eighth anniversary dates of the grant date; PROVIDED, HOWEVER, the options scheduled to vest in years 5-8 from the grant date (i.e. 66 2/3 of the total grant) vest immediately if the average of the daily high and low prices of the Class A Common Stock for 20 consecutive trading days exceeds $27.99 prior to the fourth anniversary of the grant date.

     Further, each nonemployee director is automatically granted a nonqualified stock option (an "Annual Option") to purchase 6,000 shares of Class A Common Stock on the date of each annual meeting of stockholders. Each Annual Option has a term of ten years and an exercise price equal to the fair market value of the Class A Common Stock on the date of grant. The aggregate number of shares of Class A Common Stock reserved for issuance under the Directors' Plan is 200,000 shares.

     Robert D. Larrabee became a director when the Company went public in August 1996. Since Mr. Larrabee was also an employee of the Company, he was ineligible to receive an option grant under the Directors' Plan. In lieu of such grant, Mr. Larrabee was granted an option under the 1995 Stock Incentive Plan to purchase 15,000 shares of Class A Common Stock with the same vesting schedule as the Initial Options granted under the Directors' Plan.

     Mark F. Wilson became a director of the Company and the President of a subsidiary of the Company on January 7, 1997 in connection with the merger of CNM with the Company. On such date, the Board granted Mr. Wilson an option to purchase 15,000 shares of Class A Common Stock under the Directors' Plan subject to stockholder approval of an amendment to the Directors' Plan described below.

     The Company has proposed in Proposal 5 described elsewhere in this Proxy Statement certain amendments to the Directors' Plan that, if approved by the Company's stockholders, would allow a director who is an employee, but not an executive officer of the Company (such as Mr. Larrabee and Mr. Wilson) to participate in the Directors' Plan provided such director does not participate in any other stock incentive plan of the Company. This proposal is described in more detail beginning on page 25 of this Proxy Statement. If Proposal 5 is approved by the stockholders at the Meeting, Mr. Larrabee and Mr. Wilson will each be eligible to receive the Annual Option for 1997 that will be granted on the date of the Meeting.

EMPLOYMENT AGREEMENTS

     Effective July 1, 1996, the Company entered into separate employment agreements with each of Melvin C. Payne, Mark W. Duffey and Russell W. Allen. The employment agreements with Mr. Payne and Mr. Duffey have an initial term of five years with an evergreen two-year extension continuing after the first three years of the employment agreements unless either the Company or the employee gives 90 days notice of termination. The employment agreement with Mr. Allen is for an initial term of five years. Pursuant to these agreements, Messrs. Payne, Duffey and Allen are entitled to receive a salary of not less than $225,000, $185,000 and $145,000, respectively, and a bonus to be determined on an annual basis by the Board of Directors. If the executive is terminated without cause during the term of the agreement, the executive will receive a monthly severance payment until the end of the term had the executive not been terminated plus a proportionate amount of the bonus earned for the year of termination. Such monthly severance payment would be equal to the average monthly amount (including salary and bonus) earned by the executive during the three calendar years prior to his termination. During the period that the executive receives the monthly severance payments, the executive also would be entitled to participate in any employee benefit plans or programs in which the executive was participating at the time of his termination. In addition, each agreement contains a covenant prohibiting the executive from competing with the Company during the period they are receiving compensation under their agreements, provided, however, that following termination of employment, the executive may elect to forego certain severance payments which he would be entitled to under the employment agreement and thereafter would not be prohibited from competing with the Company. In addition, the agreements contain customary benefits and perquisites.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") is responsible for recommending compensation arrangements for senior management, making recommendations with respect to employee benefit plans, and making stock option grants under the 1995 Stock Incentive Plan and the 1996 Stock Option Plan. Each member of the Committee presently is a nonemployee director. Prior to January 30, 1997, Robert A. Larrabee, a director and an employee, was on the Committee, but he was replaced on such date by C. Byron Snyder. Prior to December 1996, Mr. Snyder was the Chairman of the Board of the Company.

     The Committee seeks to improve the Company's performance and maximize stockholder value through, among other things, establishing appropriate executive compensation levels and incentives. The Committee believes that compensation levels should be tied to performance on both an individual and corporate level so that management will be properly motivated to achieve the Company's annual and long term performance goals and to maximize stockholder value. The Company's executive compensation policies are designed to:

      o Allow the Company to attract and retain qualified executives with the leadership and other skills needed by the Company at this stage in its development;

      o Provide strong incentives to achieve the Company's annual and long term performance goals, with rewards for both individual and corporate performance; and

      o Solidly align the interests of management with those of the stockholders.

The three components of executive compensation for the Company's executive officers are (i) base salary, (ii) annual incentive cash bonuses, and (iii) long-term incentive compensation in the form of stock options.

     The Committee's overall philosophy is to maintain relatively modest levels of base salary and yearly bonuses, but to emphasize stock options in its incentive compensation program. The Committee feels this is the best way to align the interests of management with those of the stockholders.

BASE SALARIES

     The base salaries for each of the Company's executive officers are determined on an individual basis, taking into consideration the performance of the individual and his or her contributions to the Company's performance, the duties and levels of responsibility of the individual, and compensation by industry competitors for comparable positions. The Committee believes that maintaining a reasonable base salary structure is necessary to attract and retain talented executives.

BONUSES FOR EXECUTIVE OFFICERS IN 1996

     At the end of each year, the Committee establishes a cash bonus fund based on the Company's performance during the prior year. The Committee intends to establish such a bonus fund for 1996 and pay bonuses in 1997 to its executive officers, but the amount and allocation of the fund has not yet been established. In establishing this fund, the Committee will consider, among other things, the Company's growth trends through its acquisition program, the Company's financial results in relation to performance in prior years and expected performance for 1996, including operating margins and earnings per share, the amount of any proposed bonus in relation to the officer's base salary, the amount of bonuses being paid to executive officers of other public companies of comparable size in this industry, and a subjective evaluation by the Committee of each officer's individual performance.

STOCK OPTION GRANTS FOR 1996

     The Company awards stock options to its executive officers under the 1996 Stock Option Plan and to its key employees under the 1995 Stock Incentive Plan. The purpose of the stock options is to provide the executive officers and key employees with an opportunity to build a meaningful equity ownership interest in the Company. This Committee believes that management's ownership of a significant equity interest in the Company is a major incentive in building stockholder wealth and firmly aligns the interests of the executive officers and key employees with those of the Company's stockholders.

     The Committee and the Board strongly believe that stock options should be the primary component of the Company's incentive compensation program for its management and staff. One of the reasons for proposing an increase of the available shares under the 1995 Stock Incentive Plan (see Proposal 3 herein) is to start a new program to expand substantially the base of employees who receive options, so that most full-time employees will have an ownership interest in the Company.

     The decision to award a stock option to an executive officer, as well as the size of the award, is not specifically formula-driven nor based on any specific corporate performance factors. The size of the grants in 1996 were based on subjective factors such as individual performance, level of responsibility and an officer's potential to contribute to the long-term success of the Company. Stock options are granted at exercise prices not less than the market value of the Common Stock on the date of grant and thus have no value unless the Company's Common Stock appreciates in value.

     In connection with the Company's initial public offering in August 1996, the Committee granted an aggregate of 480,000 stock options to four of the Company's executive officers. The Committee subsequently granted an additional 80,000 stock options to two additional executive officers who were hired in the fourth quarter of 1996. These options, as well as the options granted to the nonemployee directors under the 1996 Nonemployee Directors' Stock Option Plan, have a vesting schedule with one-third vesting over time (25% on each anniversary date over the first four years) and the remaining two-thirds vesting based on a performance goal of a 20% annual compounded rate of return from the initial public offering price of $13.50 per share. Accordingly, if the average of the daily high and low prices of the Class A Common Stock for 20 consecutive business days exceeds $27.99 prior to the fourth anniversary of the public offering, two-thirds of the option grant will immediately vest. If the performance goal is not met, the two-thirds portion of the option grant will vest 25% per year on the fifth through eighth anniversary dates of the public offering. The Committee believes that the performance goal provides a strong incentive for the Company's management and directors and helps focus their attention on stockholder return.

COMPENSATION POLICIES FOR THE CHIEF EXECUTIVE OFFICER

     Melvin C. Payne has served as the Chief Executive Officer of the Company since its inception in 1991. In connection with the Company's public offering in August 1996, Mr. Payne's base salary was increased to $225,000 and he was granted stock options to purchase 250,000 shares of Class A Common Stock. Mr. Payne was granted a $47,000 bonus for 1996. The Committee believes the base salary and bonus for Mr. Payne is reasonable given his duties and responsibilities, his past performance and contributions to the Company's growth and success, and competitive practices among comparable public companies. In line with its general compensation policy, however, Mr. Payne's compensation package emphasized stock options with the grant of 250,000 options when the Company went public. In setting this level of options, in addition to evaluating Mr. Payne's past performance, the Committee also took into consideration the Company's future earnings prospects and the belief that Mr. Payne possesses the leadership and management skills to help the Company achieve its long-term goals for growth and performance.

                                          Compensation Committee
                                          Barry K. Fingerhut, Chairman
                                          C. Byron Snyder

                         COMPARATIVE STOCKHOLDER RETURN

     The following graph compares on a cumulative basis the percentage change during the period from the Company's initial public offering on August 9, 1996 to December 31, 1996 in the total stockholder return on (i) the Class A Common Stock of the Company, (ii) the Standard & Poor's 500 Stock Price Index, and
(iii) a peer group index of four other publicly traded companies in the death care industry (Service Corporation International, The Loewen Group, Inc., Stewart Enterprises, Inc., and Equity Corporation International). This graph assumes that the value of the investment in the Company's Class A Common Stock and in each index was $100 on August 9, 1996 and that all dividends were reinvested. The returns for each company in the Peer Group are weighted according to its stock market capitalization at the beginning of each period for which a return is indicated.

     COMPARISON OF STOCKHOLDER TOTAL RETURN AMONG CARRIAGE SERVICES, INC.,
                 THE S&P 500 INDEX, AND AN INDUSTRY PEER GROUP

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                         COMPARISON OF STOCKHOLDER RETURNS
                                        ------------------------------------
                                        AUGUST 9, 1996     DECEMBER 31, 1996
                                        ---------------    -----------------
Carriage Services, Inc...............        $ 100             $     136
S&P 500 Index........................        $ 100             $     112
Peer Group...........................        $ 100             $     111

     The above data is based upon the closing price of the Company's Class A Common Stock on its first trading day, August 9, 1996, of $16.50 per share. The initial public offering price for the Class A Common Stock, as shown in the Company's registration statement, was $13.50 per share.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Barry K. Fingerhut and C. Byron Snyder. The Compensation Committee was formed contemporaneously with the Company's initial public offering in August 1996. From August 1996 to January 30, 1997, Robert D. Larrabee, a director and an employee of the Company (but not an executive officer) served on the Compensation Committee. On January 30, 1997,

Mr. Larrabee was replaced by C. Byron Snyder, who served as the Chairman of the Board of the Company until December 1996.

     In connection with the acquisition by a subsidiary of the Company of three corporations controlled by Robert D. Larrabee and his wife, which owned and operated four funeral homes and two cemeteries in Washington and Idaho, (i) the Company's subsidiary executed a note payable to Mr. Larrabee and his wife in the original principal amount of $246,000, secured by the land and buildings of one of the funeral home locations, as seller financing for that location, (ii) Mr. Larrabee and such subsidiary entered into a five-year employment agreement providing for, among other things, the payment of a base salary to Mr. Larrabee of $25,000 per year, (iii) the Larrabees granted to such subsidiary an option to purchase a five-acre parcel of land adjacent to one of the cemeteries included in the acquisition for a purchase price of $300,000, and (iv) the Company agreed to undertake to appoint Mr. Larrabee to the Company's Board of Directors if the Company went public. This transaction was entered into prior to Mr. Larrabee becoming a director of the Company, and the compensation outlined above does not relate to any services provided by Mr. Larrabee as a director of the Company.

     Mr. Larrabee also is a party to an arrangement with the Company whereby Mr. Larrabee may receive annual cash bonuses if acquisition candidates which he develops and which are subsequently acquired by the Company attain cash flow in excess of certain cash flow targets over a ten-year period. Pursuant to the arrangement, Mr. Larrabee may elect to sell back to the Company his share of excess cash flow during the last three-year period at a predetermined cash flow multiple. To date, no payments have been made by the Company under this arrangement.

           2. PROPOSAL TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE AUTHORIZED SHARES OF CAPITAL STOCK

THE PROPOSAL

     The Board of Directors is seeking stockholder approval to amend Article IV of the Company's Certificate of Incorporation to (i) increase the authorized shares of Class A Common Stock from 15,000,000 to 40,000,000 shares, (ii) reduce the authorized shares of Class B Common Stock from 15,000,000 to 10,000,000 shares, and (iii) increase the authorized shares of Preferred Stock from 50,000,000 to 70,000,000 shares. This proposal has been unanimously approved by the Board of Directors subject to approval by the stockholders of the Company. If the proposed amendment is authorized, the text of the first paragraph of
Article IV of the Certificate of Incorporation would be amended to read as follows:

          The total number of shares of stock that the Corporation shall have authority to issue is 120,000,000 shares of capital stock, consisting of
     (i) 70,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"); (ii) 40,000,000 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"); and (iii) 10,000,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock"); the Class A Common Stock and the Class B Common Stock are collectively referred to as "Common Stock").

     As of the record date of March 10, 1997, the number of shares of Class A and B Common Stock and Preferred Stock that were authorized but not outstanding or reserved for issuance are set forth in the table below:

                                                                                     AVAILABLE
                                                                                        FOR
                                           AUTHORIZED    OUTSTANDING    RESERVED*     ISSUANCE
                                           ----------    -----------    ---------    ----------
Class A Common Stock....................   15,000,000      4,137,679    7,940,127     2,922,194
Class B Common Stock....................   15,000,000      4,502,169    1,266,120     9,231,711
Preferred Stock (all series)............   50,000,000     37,253,108            0    12,746,892

------------
* Shares may be reserved for issuance either for conversion of outstanding convertible securities or for issuance upon exercise of stock options granted pursuant to the 1995 Stock Incentive Plan, the 1996 Stock Option Plan and the 1996 Nonemployee Directors' Stock Option Plan.

REASONS FOR THE PROPOSED AMENDMENT

     The proposed increase in the number of authorized shares of Class A Common Stock and Preferred Stock has been recommended by the Board to assure that an adequate supply of authorized and unissued shares of Class A Common Stock and Preferred Stock is available for general corporate needs, such as raising additional equity capital, financing acquisitions with capital stock, declaring stock splits or stock dividends, or using for future employee benefit plans. Given the number of shares of Class A Common Stock and Preferred Stock currently available for issuance, the Company believes it needs the ability to quickly effect these types of these transactions without the delay involved to obtain stockholder approval. Otherwise, the cost, prior notice requirements and delay involved in obtaining stockholder approval when such corporate action may be desirable could eliminate the opportunity to effect the transaction or reduce the expected benefits.

     The Board has proposed decreasing the number of authorized shares of Class B Common Stock because it does not anticipate issuing additional shares of Class B Common Stock except in very limited circumstances, such as for a stock split or stock dividend, for exercising stock options that were granted under the 1995 Stock Incentive Plan prior to the Company's public offering in August 1996 and for conversion of Series D Preferred Stock issued prior to the Company's public offering. Therefore, the Board sees no need to have such a large number of available shares of Class B Common Stock and feels it would be beneficial for the Company to reduce the number of authorized shares of this class.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENTS

     If approved by the stockholders, the additional authorized shares of Class A Common Stock and Preferred Stock would be available for issuance at the discretion of the Board of Directors without further stockholder approval (subject to applicable rules of the National Association of Securities Dealers, Inc. or any stock exchange on which the Company's securities may then be listed), without the delay and expense incident to holding a special meeting of stockholders to consider any specific issuance. However, the rules of the National Association of Securities Dealers, Inc. (applicable to Nasdaq National Market issuers) require stockholder approval in the following general situations: (i) in connection with establishing a stock option or purchase plan under which stock may be acquired by officers or directors, (ii) when the issuance would result in a change of control of the Company, (iii) in connection with the acquisition of stock or assets of another company if a director, officer or substantial stockholder has a 5% or greater interest (or such persons collectively have a 10% or greater interest) in the company or assets to be acquired, and the stock issuable in such transaction could result in an increase in the number of outstanding shares of Class A Common Stock or voting power of the outstanding capital stock by 5% or more, or (iv) in connection with the acquisition of stock or assets of another company or such other transaction (except for a public offering of Class A Common Stock for cash) that would result in an increase in the number of outstanding shares of Class A Common Stock or the voting power of the outstanding capital stock by 20% or more.

     The additional shares of Class A Common Stock for which authorization is sought will have the same rights and privileges as the other shares of Class A Common Stock presently outstanding. Current holders of Class A Common Stock have no pre-emptive rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership thereof. Therefore, the effects of the authorization of additional shares of Class A Common Stock and Preferred Stock may also include dilution of the voting power of currently outstanding shares of capital stock and reduction of the portion of dividends and of liquidation proceeds payable to the holders of currently outstanding shares of capital stock.

     The additional shares of Preferred Stock for which authorization is sought would become part of the existing authorized and unissued Preferred Stock of the Company. The Company's Board of Directors may establish, without stockholder approval, one or more classes or series of Preferred Stock having the number of shares, designations, relative voting rights, dividend rates, conversion rights, liquidation and other rights, preferences and limitations that the Board of Directors may from time to time designate. The Company believes that this power to issue Preferred Stock will provide flexibility in connection with possible corporate transactions. The issuance of Preferred Stock, however, could adversely dilute the voting power of holders of currently outstanding shares of capital stock and restrict their rights to receive dividends or payments upon liquidation of the Company.

     In addition, the Board of Directors could use the additional authorized but unissued shares of Class A Common Stock and Preferred Stock to create impediments to a takeover or a change of control of the Company. Under certain circumstances, such shares could be used to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, the Company might seek to frustrate a takeover attempt by making a private sale of a large block of shares to a third party who was opposed to such an attempt. The increase in authorized stock could also have the effect of discouraging an attempt by a third party to acquire control of the Company, through the acquisition of a substantial number of shares, since the issuance of any shares could be used to dilute the stock ownership of shares of the Company's voting stock held by such third party. The Board also could use a portion of the additional shares of Class A Common Stock for a shareholder rights plan that could make a change in control of the Company more difficult or costly and therefore less likely. Accordingly, an effect of the increase in the number of authorized shares of Class A Common Stock and Preferred Stock may be to deter a future takeover attempt. The proposed amendment to the Certificate of Incorporation, however, is not the result of any specific effort to obtain control of the Company, and the Company has no present intention to use the increased shares of authorized Class A Common Stock or Preferred Stock for a shareholder rights plan or other anti-takeover purposes.

     The affirmative vote of holders of a majority of the voting power of the outstanding shares of Class A and B Common Stock and Series D and F Preferred Stock is required to approve this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION.

              3.  PROPOSAL TO AMEND THE 1995 STOCK INCENTIVE PLAN

AMENDMENTS TO THE 1995 STOCK INCENTIVE PLAN

     The Board of Directors has approved a proposal to amend the Company's 1995 Stock Incentive Plan (the "1995 Plan") to (i) increase the number of shares of Class A and B Common Stock which are authorized to be issued pursuant to the 1995 Plan from 400,000 to 700,000 shares, (ii) to effect certain other changes to the 1995 Plan to address changes to Rule 16b-3 recently adopted by the Securities and Exchange Commission, and to qualify the 1995 Plan under Section 162(m) of the Code.

     To date, 244,250 stock options have been granted under the 1995 Plan which have not expired, which leaves 155,750 shares available for future grants of stock options and other awards under the 1995 Plan. Since the Company anticipates granting approximately 100,000 stock options to employees as part of the Company's annual employee review process in the first quarter of this year, only approximately 55,000 shares would then be available for future grants. Therefore, the Board believes that it is prudent to authorize additional shares so they will be available for future grants.

     Although officers, directors and employees of the Company, and former owners of funeral homes and cemeteries acquired by the Company, are eligible to participate in the 1995 Plan, the Company has used the 1995 Plan almost exclusively to grant options to local managers and assistant managers at the Company's funeral homes and cemeteries and for the non-officer group of employees at the Company's corporate office in Houston. The Company has used the 1996 Stock Option Plan for the executive officer group. If this proposal is approved by the Company's stockholders, the Company intends to extend its stock incentive program to almost all of the Company's full-time employees. This is in line with the Company's compensation philosophy to create a sense of ownership in the Company among the Company's employees. The Company believes that this philosophy will create added long-term incentives for the Company's employees to help the Company meet its long-term performance goals and maximize stockholder value.

     Another important consideration to the Board in proposing this amendment to the 1995 Plan has been the rapid growth of the Company through acquisitions during the past year. This rapid growth has increased the number of additional employees eligible to participate in the 1995 Plan. The Board believes that it is necessary to provide the Compensation Committee and the Company's management with continued flexibility to use stock options under the 1995 Plan as part of the Company's compensation program. The 700,000 shares that would be authorized for issuance under the 1995 Plan, together with the 600,000 shares authorized under the 1996 Stock Option Plan and the 200,000 shares authorized under the Directors' Plan, constitute approximately 11.8% of the issued and outstanding shares of Class A and B Common Stock of the Company (on a fully diluted basis assuming conversion of all convertible securities and issuance of all authorized stock options) which the Board feels is a reasonable amount for the Company at this stage of the Company's development. SEE "Executive Compensation -- Compensation Committee Report."

     The Board also approved the following amendments to the 1995 Plan: (i) replacement of the requirement that the 1995 Plan be administered by a committee which qualifies the plan under Section 16b-3 of the Securities Exchange Act of 1934 with a requirement that the 1995 Plan be administered by a committee of "outside directors" within the meaning of Section 162(m) of the Code; (ii) imposing a limitation of a maximum of 200,000 shares of Common Stock that may be subject to awards granted under the 1995 Plan to any one employee during a calendar year; (iii) revision to the transfer restrictions on awards (other than incentive stock options) which allows the Committee to approve proposed transfers; (iv) elimination of the provisions which prevent the Committee from
(a) extending the period during which any award may be granted or exercised or
(b) extending the term of the 1995 Plan, without obtaining stockholder approval;
(v) adding a requirement that the Committee obtain stockholder approval in order to change the class of employees eligible to receive awards under the 1995 Plan; and (vi) clarification of the provisions relating to Stock Bonus Awards under the 1995 Plan so that such Awards may qualify as "performance-based" under the Code.

     The purpose of these amendments is to conform the 1995 Plan to recent amendments to Rule 16b-3 issued by the Securities and Exchange Commission that became effective November 1, 1996, and to qualify the 1995 Plan under Section 162(m) of the Code. Under the revised Rule 16b-3, any acquisitions or dispositions of the Company's securities between the Company's officers or directors and the Company are generally exempted from short-swing profit recovery under Section 16(b) of the Securities Exchange Act of 1934, subject to certain limitations. Section 16(b) generally provides for the automatic recovery of any profits made by an insider (director, executive officer or 10% stockholder) on securities purchased and sold, or sold and purchased, within a six-month period. The new amendments to Rule 16b-3 are based on the premise that transactions between an issuer and its officer and directors are intended to provide a benefit to reward service or to provide incentives for performance, and do not generally provide opportunities for insiders to profit using non-public information.

     The new amendments to Rule 16b-3 provide a more flexible approach that exempts from short-swing liability any grant or award that satisfies one of three alternative conditions: (i) advance approval by the board of directors or a board committee composed solely of two or more nonemployee directors; (ii) advance approval or subsequent ratification by the stockholders; or (iii) if the securities acquired are held by the insider for at least six months after acquisition, or in the case of a stock option, at least six months elapse between the grant date and the sale of the underlying security. The new amendments to Rule16b-3 also eliminate many complex requirements under the prior Rule 16b-3 that were incorporated in the 1995 Plan and are no longer required. The Board desires to eliminate or amend the provisions of the 1995 Plan that were required by the prior Rule 16b-3 to increase the flexibility of the Compensation Committee to use stock options and other awards under the 1995 Plan as part of the Company's compensation program for its key employees.

     Section 162(m) of the Code precludes a public corporation from taking a deduction in a taxable year for compensation in excess of $1 million paid to its chief executive officer or any of its four other highest paid officers. However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. The proposed amendment to the 1995 Plan would allow the compensation paid under the 1995 Plan to qualify under Code Section 162(m) as "performance-based."

     The Board of Directors believes that the 1995 Plan serves as a valuable employee incentive that allows its key employees an opportunity to build a meaningful equity ownership interest in the Company. Stock options provide long-term incentives for the participants to increase stockholder value and directly align the interests of the Company's employees with the Company's stockholders.

     The affirmative vote of a majority of the voting power to the shares of capital stock present or represented by Proxy at the Meeting will be required to approve this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL TO AMEND THE 1995 STOCK INCENTIVE PLAN.

SUMMARY DESCRIPTION OF THE 1995 PLAN

     The terms of the 1995 Plan, including the amendments described above, are summarized below:

          (1) ADMINISTRATION. The 1995 Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors, which is constituted to permit the 1995 Plan to comply with Section 162(m) under the Code. The Committee has sole and complete authority and discretion to select participants and grant options or other awards provided for in the 1995 Plan; determine the terms and conditions upon which options or other awards provided for in the 1995 Plan are granted including any vesting schedule; determine whether an option is an incentive stock option or a non-qualified stock option; and make all determinations deemed necessary or advisable for the administration of the 1995 Plan.

          (2) ELIGIBILITY. All officers, directors and employees of the Company and its subsidiary and affiliate corporations, and former owners of funeral homes or cemeteries that have been acquired by the Company, are eligible to receive awards under the 1995 Plan, subject to approval of the Committee.

          (3) AVAILABLE SHARES. The maximum number of shares of Class A or B Common Stock that may be issued under the 1995 Plan, after giving effect to the amendment described above, is 700,000 shares. Awards under the 1995 Plan prior to the public offering in August 1996 were satisfied with shares of Class B Common Stock, but awards after that time have been and will be satisfied with shares of Class A Common Stock.

          (4) STOCK OPTIONS. The 1995 Plan provides for the grant to eligible employees of incentive stock options under Section 422 of the Code, and non-qualified stock options to any eligible individual. The exercise price for any stock options are determined by the Compensation Committee and cannot be less than the fair market value on the date of grant. The fair market value of the Class A Common Stock on any date means the average of the high and low sales prices on such trading date as reported in THE WALL STREET JOURNAL. A stock option shall not be exercisable prior to six months from the date of grant and, unless a shorter period is specified by the Committee or the terms of the 1995 Plan, shall have a term of ten years from the date of grant. The exercise price of an option granted under the 1995 Plan may be paid in cash, in shares of Class A Common Stock (valued at fair market value at the date of exercise) or by a combination of such means of payment as may be determined by the Committee.

          (5) RELOAD OPTIONS. The 1995 Plan provides that in the event a holder pays all or a part of the exercise price of an incentive stock option or a non-statutory stock option in shares of Class A Common Stock, the Committee may grant a corresponding "reload option," which is not qualified as an incentive stock option, for an equal number of shares of Class A Common Stock. Reload options may be granted concurrently with the award of a stock option or subsequent to the award of a stock option. Each reload option is fully exercisable six months from the effective date of grant.

          (6) ALTERNATE APPRECIATION RIGHTS. Alternate appreciation rights may be granted to eligible individuals in conjunction with options. Alternate appreciation rights give the holder, among other things, the right to a payment of Class A Common Stock in an amount equal to the difference between the fair market value of the Class A Common Stock at the date of exercise and the option exercise price.

          (7) LIMITED RIGHTS AWARDS. In conjunction with options and alternate appreciation rights, "limited rights" may also be granted to eligible individuals. Limited rights give the holder, among other things, the right to cash in an amount equal to the difference between the fair market value of the Class A Common Stock at the date of exercise and the option exercise price. Limited rights are exercisable for a period of seven months following the date of a "Change of Control." The 1995 Plan provides that a Change in Control occurs (i) if the Company is dissolved and liquidated,
     (ii) if the Company is not the surviving entity in any merger, consolidation, or reorganization, (iii) if the Company sells, leases or exchanges, or agrees to sell, lease, or exchange, all or substantially all of its assets, (iv) if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) if, after a contested election of directors, the persons who were directors before such election cease to constitute a majority of the Board of Directors.

          (8) BONUS STOCK AWARDS. The 1995 Plan also provides for the issuance of shares of Class A Common Stock which may be subject to forfeiture under circumstances specified by the Committee at the time of the award of such shares ("bonus stock"). Pursuant to a bonus stock award, shares of Class
     A Common Stock will be issued to the individual at the time the award is made without any payment to the Company (other than for any payment amount determined by the Committee in its discretion), but such shares may be, if so specified by the Committee, subject to a vesting schedule, certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company, as determined in the discretion of the Committee.

          (9) DEATH, RETIREMENT OR TERMINATION OF EMPLOYMENT. Unless otherwise provided in an award agreement or otherwise agreed to by the Committee: (i) Upon an optionee's death, the optionee's estate or transference by bequest or inheritance may exercise such option within the lesser of one year after the date of death or the remaining term of the stock option, but only to the extent of any rights exercisable on the date of death; (ii) Upon an optionee's termination of employment because of retirement or permanent disability, the optionee may, up to a maximum of 36 months (or such shorter time as reflected in the optionee's award agreement), exercise any stock options to the extent such options are exercisable during such 36-month period; and (iii) If an optionee's employment is terminated for any reason other than death, retirement or permanent disability, any stock options terminate three months after the date of termination.

          (10) STOCK SPLITS AND CAPITAL READJUSTMENTS. The 1995 Plan provides that the total number of shares covered by each award will be proportionately adjusted in the event of a stock split, reverse stock split, or other similar capital adjustment effected without the receipt of consideration by the Company. Further, the total number of shares covered by the 1995 Plan, the exercise price per share under each option, and any other matters deemed appropriate by the Committee, may be appropriately adjusted in event of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or similar transaction.

          (11) AMENDMENT. The Committee may amend, modify or terminate the 1995 Plan at any time, but no amendment may be made without approval of the stockholders of the Company which (i) increases the maximum aggregate number of shares of Common Stock which may be issued under the 1995 Plan, or (ii) changes the class of individuals who are eligible to receive awards under the 1995 Plan.

                4.  PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN

AMENDMENTS TO THE 1996 STOCK OPTION PLAN

     The Board of Directors has approved a proposal to amend the Company's 1996 Stock Option Plan (the "1996 Plan") to (i) address changes to Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) qualify the 1996 Plan under Section 162(m) of the Code. The proposed amendments include the following:
(i) replacement of the requirement that the 1996 Plan be administered by a committee which qualifies the plan under Section 16b-3 of the Securities Exchange Act of 1934 with a requirement that the

1996 Plan be administered by a committee of "outside directors" within the meaning of section 162(m) of the Code; (ii) imposing a limitation of a maximum of 200,000 shares of Common Stock that may be subject to awards granted under the 1996 Plan to any one employee during a calendar year; (iii) revision to the transfer restrictions on awards (other than incentive stock options) which allows the Committee to approve proposed transfers; (iv) elimination of the provisions which prevent the Committee from (a) extending the period during which any award may be granted or exercised or (b) extending the term of the 1996 Plan, without obtaining stockholder approval; and (v) adding a requirement that the Committee obtain stockholder approval in order to change the class of individuals eligible to receive awards under the 1996 Plan. A description of the reasons for these proposed amendments is set forth in Proposal 3.

     The affirmative vote of a majority of the voting power to the shares of capital stock present or represented by Proxy at the Meeting will be required to approve this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN.

SUMMARY DESCRIPTION OF THE 1996 PLAN

     The terms of the 1996 Plan, including the amendments described above, are summarized below:

          (1) ADMINISTRATION. The 1996 Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors, which is constituted to permit the 1996 Plan to comply with Section 162(m) under the Code. The Committee has sole and complete authority and discretion to select participants and grant options or other awards provided for in the 1996 Plan; determine the terms and conditions upon which options or other awards provided for in the 1996 Plan are granted including any vesting schedule; and make all determinations deemed necessary or advisable for the administration of the 1996 Plan.

          (2) ELIGIBILITY. All employees (including officers and directors who are also employees) of the Company and its subsidiaries are eligible to receive awards under the 1996 Plan, subject to approval of the Committee.

          (3) AVAILABLE SHARES. The maximum number of shares of Class A Common Stock that may be issued under the 1996 Plan is 600,000 shares.

          (4) STOCK OPTIONS. The 1996 Plan provides for the grant to eligible employees of incentive stock options under Section 422 of the Code and non-qualified stock options. The exercise price for any stock options are determined by the Compensation Committee and cannot be less that the fair market value on the date of grant. The fair market value of the Class A Common Stock on any date means the average of the high and low sales prices on such trading date as reported by the Nasdaq National Market System. The exercise price of an option granted under the 1996 Plan may be paid in cash, in shares of Class A Common Stock (valued at fair market value at the date of exercise) or by a combination of such means of payment as may be determined by the Committee.

          (5) STOCK APPRECIATION RIGHTS. The 1996 Plan provides that stock appreciation rights may be granted to employees in conjunction with options. Stock appreciation rights give the holder, among other things, the right to a payment in an amount equal to the difference between the fair market value of the Class A Common Stock at the date of exercise and the option exercise price. Such payment may be made, at the election of the holder (subject to the consent or disapproval of the Committee of any election to receive cash), in cash, in shares of Class A Common Stock (valued at fair market value at the date of exercise), or by a combination thereof.

          (6) STOCK SPLITS AND CAPITAL READJUSTMENTS. The 1996 Plan provides that the total number of shares covered by each award will be proportionately adjusted in the event of a stock split, reverse stock split, or other similar capital adjustment effected without the receipt of consideration by the Company. Further, the total number of shares covered by the 1996 Plan, the exercise price per share under each option, and any other matters deemed appropriate by the Committee, may be appropriately adjusted in event of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or similar transaction.

          (7) AMENDMENT. The Committee may amend, modify or terminate the 1996 Plan at any time, but no amendment may be made without approval of the stockholders of the Company which (i) increases the maximum aggregate number of shares of Common Stock which may be issued under the 1996 Plan, or (ii) changes the class of individuals who are eligible to receive awards under the 1996 Plan.

             5.  PROPOSAL TO AMEND THE 1996 NONEMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

AMENDMENTS TO THE 1996 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN

     The Board of Directors has approved a proposal to amend the Company's 1996 Nonemployee Directors' Stock Option Plan (the "Directors' Plan") to: (i) make eligible to participate in the Directors' Plan any director who is an employee of the Company or any of its subsidiaries, but is not an executive officer of the Company, provided such director does not participate in any other stock incentive plan of the Company, (ii) provide for an option grant to purchase 15,000 shares of Class A Common Stock when a new director is appointed or elected to the Board (or 25,000 shares if such new director becomes a member of the Executive Committee), (iii) change the name of the Directors' Plan to "1996 Directors' Stock Option Plan," and (iv) make certain other changes to the Directors' Plan to address changes to Rule 16b-3.

     The reason for the amendment to expand the eligibility requirement of the Directors' Plan is to allow two existing directors, Robert D. Larrabee and Mark
F. Wilson, who are employees but not executive officers of the Company, to participate in the Directors' Plan provided they do not concurrently participate in any other stock incentive plans of the Company. Both Mr. Larrabee and Mr. Wilson are former principals of companies that have been acquired by the Company. When the Company acquired their former companies, the Company desired to keep both of them as employees so that the Company could avail itself of their knowledge and expertise. Mr. Larrabee became a director in August 1996, and Mr. Wilson became a director in January 1997. Since Mr. Larrabee was not eligible to participate in the Directors' Plan, the Company in August 1996 granted Mr. Larrabee an option to purchase 15,000 shares of Class A Common Stock under the 1995 Stock Incentive Plan. In January 1997, the Company granted Mr. Wilson an option to purchase 15,000 shares of Class A Common Stock subject to stockholder approval of this proposal.

     The Board believes that it would be appropriate to compensate Mr. Larrabee and Mr. Wilson for their services as directors under the Directors' Plan rather than under either the 1995 Stock Incentive Plan or the 1996 Stock Option Plan. The Company also anticipates that this type of situation could occur in the future. Accordingly, the Board believes that it would be advisable to amend the Directors' Plan to allow Mr. Larrabee, Mr. Wilson any future director in a similar situation to participate in the Directors' Plan. If this proposal is approved by the Company's stockholders, Mr. Larrabee and Mr. Wilson will each receive an option grant to purchase 6,000 shares of Class A Common Stock effective as of the date of the Meeting.

     The Board also desires to amend the Directors' Plan to provide for an option grant to purchase 15,000 shares of Class A Common Stock when a new director is appointed or elected to the Board (or 25,000 shares if such new director becomes a member of the Executive Committee). The Directors' Plan provided for an initial option grant to each eligible director in office on the date of the Company's initial public offering of 15,000 shares of Class A Common Stock with an additional option grant to purchase 10,000 shares of Class A Common Stock if such director also served on the Company's Executive Committee as of such date. The Directors' Plan, however, did not provide for an initial option grant of Class A Common Stock for subsequent directors appointed or elected to the Board. The Board believes this change is appropriate to provide for a meaningful initial equity stake in the Company for future eligible directors. The Board believes this is especially important since the Company does not pay cash compensation to its eligible directors. When Mark F. Wilson was appointed to the Board on January 7, 1997, the Board, subject to stockholder approval of this proposal, awarded Mr. Wilson an option to purchase 15,000 shares of Class A Common Stock under the Directors' Plan.

     The Board has not decided how the options granted to a newly appointed or elected director would vest. Instead, the Board would like to remain flexible for setting an appropriate vesting schedule when any future director is elected or appointed.

     Finally, the Directors' Plan would be amended to change the name of the Directors' Plan to "1996 Directors' Stock Option Plan" to eliminate the word "Nonemployee." Since the Directors' Plan is being amended to allow an employee director to participate, the Board feels that it would be appropriate to change the name to more accurately describe the Directors' Plan.

     The affirmative vote of a majority of the voting power to the shares of capital stock present or represented by Proxy at the Meeting will be required to approve this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL TO AMEND THE 1996 NONEMPLOYEE DIRECTORS' STOCK OPTION
PLAN.

SUMMARY DESCRIPTION OF THE DIRECTORS' PLAN

     The terms of the Directors' Plan, including the amendments described above, are summarized below:

          (1) AUTHORIZED SHARES. The aggregate number of shares of Class A Common Stock that may be issued pursuant to the exercise of options granted under the Directors' Plan is 200,000 shares. Shares issuable pursuant to the nonemployee Directors' Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose.

          (2) ELIGIBILITY. A director who is not an executive officer of the Company and does not participate in any other stock incentive plans of the Company shall be eligible to participate in the Directors' Plan (hereinafter an "Eligible Director").

          (3) INITIAL IPO OPTION GRANT. On the date of the Company's initial public offering ("IPO") in August 1996, each nonemployee director at such date, or who was elected to the Board at such date, received a stock option to purchase 15,000 shares of Class A Common Stock at an exercise price per share equal to the initial public offering price of $13.50 per share; provided that any nonemployee director then serving on the Executive Committee also received an additional stock option to purchase 10,000 shares of Class A Common Stock at the same price.

          (4) INITIAL OPTION GRANT TO SUBSEQUENT DIRECTORS. Any new Eligible Director who is appointed or elected to the Board subsequent to the Company's IPO shall receive an initial option grant to purchase 15,000 shares of Class A Common Stock, or 25,000 shares if such new director also becomes a member of the Executive Committee at such date. If an Eligible Director is elected to the Board for the first time at an annual meeting of stockholders, such Eligible Director shall receive both the initial option grant and the annual option grant described in the next paragraph.

          (5) ANNUAL OPTION GRANT. On the date of each annual meeting of stockholders, each Eligible Director shall receive a stock option to purchase 6,000 shares of Class A Common Stock.

          (6) TERMS OF OPTION GRANTS. All stock options granted under the Directors' Plan are non-qualified stock options not entitled to special tax treatment under Section 422 of the Code, and have a term of ten years from the date of grant. Except for the initial options granted contemporaneous with the Company's IPO, the exercise price of all other stock options granted under the Directors' Plan will be the "fair market value" of the Class A Common Stock on the date of grant. Fair market value, as of any date, means the average of the high and low prices of the Class A Common Stock on such date, as reported on the Nasdaq National Market System or on any exchange that the Class A Common Stock shall then be traded. The number of shares covered by each option and the exercise price per share will be proportionately adjusted in the event of a stock split, reverse stock split, stock dividend, or similar capital adjustment effected without receipt of consideration by the Company.

          (7) TERMINATION AFTER DEATH, DISABILITY OR CHANGE OF CONTROL. All options granted under the Directors' Plan will also become fully vested and exercisable in full if an Eligible Directors' membership on the Board terminates by reason of death or disability or upon the occurrence of a "Change of Control" while a nonemployee director is a member of the Board of Directors. The

     Nonemployee Directors' Plan provides that a Change of Control occurs (i) if the Company is dissolved and liquidated, (ii) if the Company is not the surviving entity in any merger, consolidation, or reorganization, (iii) if the Company sells, leases or exchanges, or agrees to sell, lease, or exchange, all or substantially all of its assets, (iv) if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) if, after a contested election of directors, the person who were directors before such election cease to constitute a majority of the Board of Directors. Upon termination of an Eligible Directors' membership on the Board of Directors, the Eligible Director will have three months (12 months if such termination is by reason of death or disability) to exercise his or her options, but only to the extent such options are vested as of the date of such termination.

        6.  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1997, and has further directed that management submit the selection of the independent accountants for ratification by the stockholders at the Meeting. Arthur Andersen LLP has audited the Company's financial statements since 1992. Representatives of Arthur Andersen LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants is not required by the Company's By-laws or otherwise. In the event the Company's stockholders fail to ratify the selection, the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Board, in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of a majority of the voting power of the shares of capital stock present or represented by proxy at the Meeting will be required to ratify the selection of Arthur Andersen LLP.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP.

                                 OTHER BUSINESS

     Management does not intend to bring any other business before the Meeting and has not been informed that any other matters are to be presented at the meeting by others. In the event that other matters properly come before the Meeting or any adjournment thereof, it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.

     Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders, and otherwise eligible, must be received by the Company (at the address indicated on the first page of this Proxy Statement) no later than December 1, 1997 in order to be included in the Company's proxy material and form of proxy relating to that meeting.

                             ADDITIONAL INFORMATION

ANNUAL REPORT

     The Annual Report to Stockholders (including Form 10-K) for the year ended December 31, 1996 is being mailed to all stockholders entitled to vote at the Meeting. The Annual Report to Stockholders does not form any part of the proxy soliciting materials.

     REGARDLESS OF THE NUMBER OF SHARES OWNED, IT IS IMPORTANT THAT THEY BE REPRESENTED AT THE MEETING, AND YOU ARE RESPECTFULLY REQUESTED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE.

                                          By Order of the Board of Directors
                                          THOMAS C. LIVENGOOD
                                          SECRETARY

Houston, Texas
March   , 1997

                                                   APPENDIX B TO PROXY STATEMENT

================================================================================

                            CARRIAGE SERVICES, INC.

                           1995 STOCK INCENTIVE PLAN

            AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 7, 1997

================================================================================

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
ARTICLE I. GENERAL......................     1
     Section 1.1. PURPOSE...............     1
     Section 1.2. ADMINISTRATION........     1
     Section 1.3. ELIGIBILITY FOR
      PARTICIPATION.....................     1
     Section 1.4. TYPES OF AWARDS UNDER
      PLAN..............................     2
     Section 1.5. AGGREGATE LIMITATION
      ON AWARDS.........................     2
     Section 1.6. EFFECTIVE DATE AND
      TERM OF PLAN......................     3
ARTICLE II. STOCK OPTIONS...............     3
     Section 2.1. AWARD OF STOCK
      OPTIONS...........................     3
     Section 2.2. STOCK OPTION
      AGREEMENTS........................     3
     Section 2.3. STOCK OPTION PRICE....     3
     Section 2.4. TERM AND EXERCISE.....     3
     Section 2.5. MANNER OF PAYMENT.....     3
     Section 2.6. DELIVERY OF SHARES....     4
     Section 2.7. DEATH, RETIREMENT AND
      TERMINATION OF EMPLOYMENT OF
      OPTIONEE..........................     4
     Section 2.8. TAX ELECTION..........     4
     Section 2.9. EFFECT OF EXERCISE....     4
ARTICLE III. INCENTIVE STOCK OPTIONS....     5
     Section 3.1. AWARD OF INCENTIVE
      STOCK OPTIONS.....................     5
     Section 3.2. INCENTIVE STOCK OPTION
      AGREEMENTS........................     5
     Section 3.3. INCENTIVE STOCK OPTION
      PRICE.............................     5
     Section 3.4. TERM AND EXERCISE.....     5
     Section 3.5. MAXIMUM AMOUNT OF
      INCENTIVE STOCK OPTION GRANT......     5
     Section 3.6. DEATH OF OPTIONEE.....     5
     Section 3.7. RETIREMENT OR
      DISABILITY........................     5
     Section 3.8. TERMINATION FOR OTHER
      REASONS...........................     6
     Section 3.9. APPLICABILITY OF STOCK
      OPTIONS SECTIONS..................     6
ARTICLE IV. RELOAD OPTIONS..............     6
     Section 4.1. AUTHORIZATION OF
      RELOAD OPTIONS....................     6
     Section 4.2. RELOAD OPTION
      AMENDMENT.........................     6
     Section 4.3. RELOAD OPTION PRICE...     6
     Section 4.4. TERM AND EXERCISE.....     6
     Section 4.5. TERMINATION OF
      EMPLOYMENT........................     6
     Section 4.6. APPLICABILITY OF STOCK
      OPTIONS SECTIONS..................     6
ARTICLE V. ALTERNATE APPRECIATION
  RIGHTS................................     6
     Section 5.1. AWARD OF ALTERNATE
      APPRECIATION RIGHTS...............     6
     Section 5.2. ALTERNATE APPRECIATION
      RIGHTS AGREEMENT..................     7
     Section 5.3. EXERCISE..............     7
     Section 5.4. AMOUNT OF PAYMENT.....     7
     Section 5.5. FORM OF PAYMENT.......     7
     Section 5.6. EFFECT OF EXERCISE....     7
     Section 5.7. TERMINATION OF
      EMPLOYMENT, RETIREMENT, DEATH OR
      DISABILITY........................     7
ARTICLE VI. LIMITED RIGHTS..............     7
     Section 6.1. AWARD OF LIMITED
      RIGHTS............................     7
     Section 6.2. LIMITED RIGHTS
      AGREEMENT.........................     7
     Section 6.3. EXERCISE PERIOD.......     8
     Section 6.4. AMOUNT OF PAYMENT.....     8

                                      (i)

                                           PAGE
                                           ----
     Section 6.5. FORM OF PAYMENT.......     8
     Section 6.6. EFFECT OF EXERCISE....     8
     Section 6.7. RETIREMENT OR
      DISABILITY........................     8
     Section 6.8. DEATH OF OPTIONEE OR
      TERMINATION FOR OTHER REASONS.....     8
     Section 6.9. TERMINATION RELATED TO
      A CHANGE IN CONTROL...............     8
ARTICLE VII. BONUS STOCK AWARDS.........     9
     Section 7.1. AWARD OF BONUS
      STOCK.............................     9
     Section 7.2. STOCK BONUS
      AGREEMENTS........................     9
     Section 7.3. TRANSFER
      RESTRICTION.......................     9
ARTICLE VIII. MISCELLANEOUS.............     9
     Section 8.1. GENERAL RESTRICTION...     9
     Section 8.2. NON-TRANSFERABILITY...     9
     Section 8.3. WITHHOLDING TAXES.....     9
     Section 8.4. RIGHT TO TERMINATE
      EMPLOYMENT........................     9
     Section 8.5. NON-UNIFORM
      DETERMINATIONS....................    10
     Section 8.6. RIGHTS AS A
      SHAREHOLDER.......................    10
     Section 8.7. DEFINITIONS...........    10
     Section 8.8. LEAVES OF ABSENCE.....    10
     Section 8.9. NEWLY ELIGIBLE
      EMPLOYEES.........................    10
     Section 8.10. ADJUSTMENTS..........    10
     Section 8.11. CHANGES IN THE
      COMPANY'S CAPITAL STRUCTURE.......    11
     Section 8.12. AMENDMENT OF THIS
      PLAN..............................    12

                                      (ii)

                            CARRIAGE SERVICES, INC.

                           1995 STOCK INCENTIVE PLAN
             AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 7,1997

                              ARTICLE I.  GENERAL

     Section 1.1. PURPOSE. The purposes of this Stock Incentive Plan (the "Plan") are to: (1) closely associate the interests of the management of Carriage Services, Inc., a Delaware corporation (the "Company"), and its subsidiaries and affiliates (the Company, together with its subsidiaries and affiliates, being hereafter collectively referred to as "Carriage") with the stockholders of the Company to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders; (2) provide management with a proprietary ownership interest in the Company commensurate with Carriage's performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels thereby attracting and retaining highly competent and talented directors and employees; and (4) provide an incentive to management for continuous employment with Carriage. The Plan as set forth herein constitutes an amendment and restatement, effective as of the date of the adoption of this amendment and restatement (the "Restatement Effective Date") by the Board of Directors of the Company (the "Board"), of the Plan as previously adopted and as subsequently amended by the Company, and shall supersede and replace in its entirety such prior plan.

     Section 1.2.  ADMINISTRATION.

          (a) This Plan shall be administered by a committee (the "Committee") of, and appointed by, the Board, which shall be comprised solely of two or more "outside directors" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and applicable interpretive authority thereunder.

          (b) The Committee shall have the authority, in its sole discretion and from time to time to:

              (i) designate the employees or classes of employees of Carriage and other persons who are eligible to participate in this Plan;

              (ii) grant awards ("Awards") provided in this Plan in such form and amount as the Committee shall determine;

             (iii) impose such limitations, restrictions, and conditions, not inconsistent with this Plan, upon any such Award as the Committee shall deem appropriate; and

              (iv) interpret this Plan and any agreement, instrument, or other document executed in connection with this Plan; adopt, amend, and rescind rules and regulations relating to this Plan; and make all other determinations and take all other action necessary or advisable for the implementation and administration of this Plan.

          (c) Decisions and determinations of the Committee on all matters relating to this Plan shall be in its sole discretion and shall be final, conclusive, and binding upon all persons, including the Company, any participant, any shareholder of the Company, and any employee of Carriage. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings. No member of the Committee shall be liable for any action taken or decision made in good faith relating to this Plan or any Award thereunder.

     Section 1.3. ELIGIBILITY FOR PARTICIPATION Participants in this Plan ("Participants") shall be selected by the Committee from the directors, executive officers and other employees of Carriage who are responsible for or contribute to the management, growth, success and, profitability of Carriage, and from persons (not otherwise specified above) who are former owners of funeral homes or cemeteries that have been acquired by Carriage. In making this selection and in determining the form and amount of Awards, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to Carriage, and past and potential contributions to Carriage's profitability and growth.

     Section 1.4. TYPES OF AWARDS UNDER PLAN. Awards under this Plan may be in the form of any or more of the following:

           (i)  Stock Options, as described in Article II;

           (ii)  Incentive Stock Options, as described in Article III;

          (iii)  Reload Options, as described in Article IV;

           (iv)  Alternate Appreciation Rights, as described in Article V;

           (v)  Limited Rights, as described in Article VI; and/or

           (vi)  Stock Bonus Awards, as described in Article VII.

Awards under this Plan shall be evidenced by an Award Agreement between the Company and the recipient of the Award ("Award Agreement"), in form and substance satisfactory to the Committee, and not inconsistent with this Plan.

     Section 1.5.  AGGREGATE LIMITATION ON AWARDS.

     (a) Shares of stock which may be issued under this Plan shall be authorized and unissued or treasury shares of either (i) Class A Common Stock, $.01 par value, of the Company ("Class A Common Stock") or (ii) Class B Common Stock, $.01 par value, of the Company ("Class B Common Stock"). As used herein, the term "Common Stock' shall mean both Class A Common Stock and Class B Common Stock. The maximum number of shares of Common Stock that may be issued under this Plan shall be 700,000. The number of shares that may be issued under this Plan and as to which options may be granted shall be subject to adjustment as provided in Sections 8.10 and 8.11. Notwithstanding any provision in this Plan to the contrary, (1) Awards under this Plan that were granted prior to the date of the initial public offering of shares of Class A Common Stock shall be satisfied in shares of Class B Common Stock and (2) Awards under this Plan that are granted on or after the date of the initial public offering of shares of Class A Common Stock shall be satisfied in shares of Class A Common Stock. Further, upon the exercise of an Award, any exercise payment which is made in shares of Common Stock in accordance with Section 2.5 hereof shall be made (A) only in shares of Class B Common Stock if such Award is to be satisfied in Class B Common Stock or (B) only in shares of Class A Common Stock if such Award is to be satisfied in shares of Class A Common Stock. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards granted to any one employee during a calendar year is 200,000 shares of Common Stock subject to adjustment as provided in Sections
8.10 and 8.11. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Stock Options, Reload Options, Alternative Appreciation Rights and, if applicable, Bonus Stock Awards, that are canceled or repriced.

     (b) For purposes of calculating the maximum number of shares of Common Stock that may be issued under this Plan:

           (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of a Stock Option, Incentive Stock Option, or Reload Option;

           (ii) only the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of an exercise of Alternate Appreciation Rights shall be counted; and

          (iii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock or another Award under this Plan are used or withheld as full or partial payment for shares issued upon exercise of a Stock Option, Incentive Stock Option, or Reload Option.

     (c) In addition to shares of Common Stock actually issued pursuant to the exercise of Stock Options, Incentive Stock Options, Reload Options, or Alternate Appreciation Rights, there shall be deemed to have been issued a number of shares equal to the number of shares of Common Stock in respect of which Limited Rights (as described in Article VI) shall have been exercised.

     (d) Shares tendered by a participant or withheld as payment for shares issued upon exercise of a Stock Option, Incentive Stock Option, or Reload Option shall be available for issuance under this Plan. Any shares of Common Stock subject to a Stock Option, Incentive Stock Option, or Reload Option that for any reason is terminated unexercised or expires shall again be available for issuance under this Plan, but shares subject to a Stock Option, Incentive Stock Option, or Reload Option that are not issued as a result of the exercise of Limited Rights shall not again be available for issuance under this Plan.

     Section 1.6.  EFFECTIVE DATE AND TERM OF PLAN.

     (a) The Plan originally became effective on July 1, 1995. This amendment and restatement of the Plan shall become effective upon the Restatement Effective Date, provided that this amendment and restatement of the plan is approved by the stockholders of the Company within twelve (12) months thereafter.

     (b) No Awards shall be made under this Plan after July 1, 2005; provided, however, that this Plan and all Awards made under this Plan prior to such date shall remain in effect until such Awards have been satisfied or terminated in accordance with this Plan and the terms of such Awards.

     (c) Notwithstanding any provision herein to the contrary, if this amendment and restatement of the Plan is not approved by the stockholders of the Company within twelve (12) months after the Restatement Effective Date, then any Award made on or after the Restatement Effective Date shall be void and canceled in its entirety, and the Plan shall terminate with respect to any shares of Common Stock for which Awards were not granted prior to the Restatement Effective Date.

                           ARTICLE II.  STOCK OPTIONS

     Section 2.1. AWARD OF STOCK OPTIONS. The Committee may from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in this Plan one or more options to purchase the number of shares of Common Stock ("Stock
Options") allotted by the Committee. The date a Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to this Plan.

     Section 2.2. STOCK OPTION AGREEMENTS. The grant of a Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the holder of a Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

     Section 2.3. STOCK OPTION PRICE. The option price per share of Common Stock deliverable upon the exercise of a Stock Option shall be an amount selected by the Committee and shall not be less than 100% of the fair market value of a share of Common Stock on the date the Stock Option is granted.

     Section 2.4. TERM AND EXERCISE. A Stock Option shall not be exercisable prior to six months from the date of its grant and unless a shorter period is provided by the Committee or by another Section of this Plan, may be exercised during a period of ten years from the date of grant thereof (the "Option Term"). No Stock Option shall be exercisable after the expiration of its Option Term.

     Section 2.5. MANNER OF PAYMENT. Each Award Agreement providing for Stock Options shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the option price for such shares with cash, or with previously owned Common Stock, or at the discretion of the Committee, in whole or in part with, the surrender of another Award under this Plan, the withholding of shares of Common Stock issuable upon exercise of such Stock Option, other property, or any combination thereof (each based on the fair market value of such Common Stock, Award or other property on the date the Stock Option is exercised as determined by the Committee).

     Section 2.6. DELIVERY OF SHARES. As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. The Optionee shall become a shareholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder.

     Section 2.7. DEATH, RETIREMENT AND TERMINATION OF EMPLOYMENT OF OPTIONEE. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Committee:

          (a) Upon the death of the Optionee, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Stock Option and one year after the Optionee's death. The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

          (b) Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the Optionee may, within up to a maximum of 36 months from the date of termination (or such shorter period of time as may be determined by the Committee in any instance, as reflected in each Optionee's Award Agreement), exercise any Stock Options to the extent such options are exercisable during such 36-month period.

          (c) Except as provided in Subsections (a) and (b) of this Section 2.7, or except as otherwise determined by the Committee, all Stock Options shall terminate three months after the date of the termination of the Optionee's employment (or such shorter period of time as may be determined by the Committee in any instance, as reflected in each Optionee's Award Agreement).

     Section 2.8. TAX ELECTION. Provided that the Company is a "reporting company" under the Securities Exchange Act of 1934, as amended, at the time of exercise of a Stock Option, recipients of Stock Options who are directors or executive officers of the Company or who own more than 10% of the Common Stock of the Company ("Section 16(a) Option Holders") at the time of exercise of a Stock Option may elect, in lieu of paying to the Company an amount required to be withheld under applicable tax laws in connection with the exercise of a Stock Option in whole or in part, to have the Company withhold shares of Common Stock having a fair market value equal to the amount required to be withheld. Such election may not be made prior to six months following the grant of the Stock Option, except in the event of a Section 16(a) Option Holder's death or disability. The election may be made at the time the Stock Option is exercised by notifying the Company of the election, specifying the amount of such withholding and the date on which the number of shares to be withheld is to be determined ("Tax Date"), which shall be either (i) the date the Stock Option is exercised or (ii) a date six months after the Stock Option was granted, if later. The number of shares of Common Stock to be withheld to satisfy the tax obligation shall be the amount of such tax liability divided by the fair market value of the Common Stock on the Tax Date (or if not a business day, on the next closest business day). If the Tax Date is not the exercise date, the Company may issue the full number of shares of Common Stock to which the Section 16(a) Option Holder is entitled, and such option holder shall be obligated to tender to the Company on the Tax Date a number of such shares necessary to satisfy the withholding obligation. Certificates representing such shares of Common Stock shall bear a legend describing such Section 16(a) Option Holders obligation hereunder.

     Section 2.9. EFFECT OF EXERCISE. The exercise of any Stock Option shall cancel that number of related Alternate Appreciation Rights and/or Limited Rights, if any, that is equal to the number of shares of Common Stock purchased pursuant to said option unless otherwise agreed by the Committee in an Award Agreement or otherwise.

                     ARTICLE III.  INCENTIVE STOCK OPTIONS

     Section 3.1. AWARD OF INCENTIVE STOCK OPTIONS. The Committee may, from time to time and subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in this Plan one or more "incentive stock options" (intended to qualify as such under the provisions of Section 422 of the Code ("Incentive Stock Options") to purchase the number of shares of Common Stock allotted by the Committee. The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to this Plan.

     Section 3.2. INCENTIVE STOCK OPTION AGREEMENTS. The grant of an Incentive Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the holder of an Incentive Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

     Section 3.3. INCENTIVE STOCK OPTION PRICE. The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be at least 100% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted; provided, however, the option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option granted to any owner of 10% or more of the total combined voting power of all classes of stock of the Company and its subsidiaries shall be at least 110% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted.

     Section 3.4. TERM AND EXERCISE. Each Incentive Stock Option shall not be exercisable prior to six months from the date of its grant and, unless a shorter period is provided by the Committee or another Section of this Plan, may be exercised during a period of ten years from the date of grant thereof (the "Option Term"). No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

     Section 3.5. MAXIMUM AMOUNT OF INCENTIVE STOCK OPTION GRANT. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination.

     Section 3.6.  DEATH OF OPTIONEE.

          (a) Upon the death of the Optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining option term of the Incentive Stock Option and one year after the Optionee's death.

          (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

     Section 3.7. RETIREMENT OR DISABILITY. Upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within 36 months from the date of such termination of employment (or such shorter period of time as may be determined by the Committee in any instance, as reflected in each Optionee's Award Agreement), exercise any Incentive Stock Options to the extent such Incentive Stock Options were exercisable at the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Code upon the exercise of an Incentive Stock Option will not be available to an Optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

     Section 3.8. TERMINATION FOR OTHER REASONS. Except as provided in Sections 3.6 and 3.7 or except as otherwise determined by the Committee, all Incentive Stock Options shall terminate three months after the date of the termination of the Optionee's employment (or such shorter period of time as may be determined by the Committee in any instance, as reflected in each Optionee's Award Agreement).

     Section 3.9. APPLICABILITY OF STOCK OPTIONS SECTIONS. Sections 2.5, Manner of Payment; 2.6, Delivery of Shares; 2.8, Tax Elections and 2.9, Effect of Exercise, applicable to Stock Options, shall apply equally to Incentive Stock Options. Such Sections are incorporated by reference in this Article III as though fully set forth herein.

                           ARTICLE IV. RELOAD OPTIONS

     Section 4.1. AUTHORIZATION OF RELOAD OPTIONS. Concurrently with or subsequent to the award of Stock Options and/or the award of Incentive Stock Options to any participant in this Plan, the Committee may authorize reload options ("Reload Options") to purchase shares of Common Stock. The number of Reload Options shall equal (i) the number of shares of Common Stock used to pay the exercise price of the underlying Stock Options or Incentive Stock Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock withheld by the Company in payment of the exercise price underlying the Stock Option or Incentive Stock Option or used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options or Incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Stock Options, Incentive Stock Options, or Reload Options through the use of shares of Common Stock held by the Optionee or the withholding of shares by the Company in payment of the exercise price of the underlying Stock Option or Incentive Stock Option held by the Optionee. Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

     Section 4.2. RELOAD OPTION AMENDMENT. Each Award Agreement shall state whether the Committee has authorized Reload Options with respect to the Stock Options and/or Incentive Stock Options covered by such Agreement. Upon the exercise of an underlying Stock Option, Incentive Stock Option, or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Award Agreement in such form as the Committee shall approve.

     Section 4.3. RELOAD OPTION PRICE. The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

     Section 4.4. TERM AND EXERCISE. Each Reload Option is fully exercisable six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the underlying Stock Option and/or Incentive Stock Option.

     Section 4.5. TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee in an Award Agreement or otherwise, no additional Reload Options shall be granted to Optionees when Stock Options, Incentive Stock Options, and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

     Section 4.6. APPLICABILITY OF STOCK OPTIONS SECTIONS. Sections 2.5, Manner of Payment; 2.6 Delivery of Shares; 2.7, Death, Retirement and Termination of Employment of Optionee; 2.8, Tax Elections; and 2.9, Effect of Exercise, applicable to Stock Options, shall apply equally to Reload Options. Such Sections are incorporated by reference in this Article IV as though fully set forth herein.

                   ARTICLE V.  ALTERNATE APPRECIATION RIGHTS

     Section 5.1. AWARD OF ALTERNATE APPRECIATION RIGHTS. Concurrently with or subsequent to the award of any Stock Option, Incentive Stock Option, or Reload Option to purchase one or more shares of Common

Stock, the Committee may, subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option, a related alternate appreciation right permitting the Optionee to be paid the appreciation on the Option in lieu of exercising the Option ( "Alternate Appreciation Right").

     Section 5.2. ALTERNATE APPRECIATION RIGHTS AGREEMENT. Alternate Appreciation Rights shall be evidenced by written Award Agreements in such form as the Committee may from time to time determine.

     Section 5.3. EXERCISE. An Optionee who has been granted Alternate Appreciation Rights may, from time to time, in lieu of the exercise of an equal number of Options, elect to exercise one or more Alternate Appreciation Rights and thereby become entitled to receive from the Company payment in Common Stock of the number of shares determined pursuant to Sections 5.4 and 5.5. Alternate Appreciation Rights shall be exercisable only to the same extent and subject to the same conditions as the Options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Alternate Appreciation Rights.

     Section 5.4. AMOUNT OF PAYMENT. The amount of payment to which an Optionee shall be entitled upon the exercise of each Alternate Appreciation Right shall be equal to 100% of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the option price per share on the Option related to such Alternate Appreciation Right. A Section 16(a) Option Holder may elect to withhold shares of Common Stock issued under this Section to pay taxes as described in Section 2.8.

     Section 5.5. FORM OF PAYMENT. The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 5.4 by the fair market value of a share of Common Stock on the exercise date of such Alternate Appreciation Rights. As soon as practicable after exercise, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock.

     Section 5.6. EFFECT OF EXERCISE. Unless otherwise provided in an Award Agreement or agreed to by the Committee, the exercise of any Alternate Appreciation Rights shall cancel an equal number of Stock Options, Incentive Stock Options, Reload Options, and Limited Rights, if any, related to said Alternate Appreciation Rights.

     Section 5.7.  TERMINATION OF EMPLOYMENT, RETIREMENT, DEATH OR
DISABILITY.  Unless otherwise provided in an Award Agreement or agreed to by the
Committee:

          (a) Upon termination of the Optionee's employment (including employment as a director of the Company after an Optionee terminates employment as an officer or key employee of the Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within six months from the date of such termination (or such shorter period of time as may be determined by the Committee in any instance, as reflected in each Optionee's Award Agreement), exercise any Alternate Appreciation Rights to the extent such Alternate Appreciation Rights are exercisable during such period.

          (b) Except as provided in Section 5.7(a), all Alternate Appreciation Rights shall terminate three months after the date of the termination of the Optionee's employment or upon the death of the Optionee.

                          ARTICLE VI.  LIMITED RIGHTS

     Section 6.1. AWARD OF LIMITED RIGHTS. Concurrently with or subsequent to the award of any Stock Option, Incentive Stock Option, Reload Option, or Alternate Appreciation Right, the Committee may, subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option, a related limited right permitting the Optionee, during a specified limited time period, to be paid the appreciation on the option in lieu of exercising the option ("Limited Right").

     Section 6.2. LIMITED RIGHTS AGREEMENT. Limited Rights granted under this Plan shall be evidenced by written Award Agreements in such form as the Committee may from time to time determine.

     Section 6.3. EXERCISE PERIOD. Limited Rights are exercisable in full for a period of seven months following the date of a Change in Control of the Company (the "Exercise Period"); provided, however, that Limited Rights may not be exercised under any circumstances until the expiration of the six-month period following the date of grant. As used in this Plan, a "Change in Control" shall be deemed to have occurred if (a) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity), (b) the Company sells, leases or exchanges, or agrees to sell, lease or exchange, all or substantially all of its assets to any other person or entity, (c) the Company is to be dissolved and liquidated, (d) any person or entity, including a "group" as contemplated by
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (e) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

     Section 6.4. AMOUNT OF PAYMENT. The amount of payment to which an Optionee shall be entitled upon the exercise of each Limited Right shall be equal to 100% of the amount, if any, which is equal to the difference between the option price per share of Common Stock covered by the related option and the Market Price of a share of such Common Stock. "Market Price" is defined to be the greater of (i) the highest price per share of the Company's Common Stock paid in connection with any Change in Control and (ii) the fair market value per share of the Company's Common Stock determined in accordance with Section 8.7(c).

     Section 6.5. FORM OF PAYMENT. Payment of the amount to which an Optionee is entitled upon the exercise of Limited Rights, as determined pursuant to
Section 6.4, shall be made solely in cash.

     Section 6.6. EFFECT OF EXERCISE. If Limited Rights are exercised, the Stock Options, Incentive Stock Options, Reload Options, and Alternate Appreciation Rights, if any, related to such Limited Rights shall cease to be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of the Stock Options, Incentive Stock Options, Reload Options, and Alternate Appreciation Rights, if any, related to such Limited Rights, the Limited Rights granted with respect thereto terminate to the extent of the number of shares as to which the related options and Alternate Appreciation Rights were exercised or terminated.

     Section 6.7. RETIREMENT OR DISABILITY. Upon termination of the Optionee's employment (including employment as a director of the Company after an Optionee terminates employment as an officer or key employee of the Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within six months from the date of termination, exercise any Limited Right to the extent such Limited Right is exercisable during such six-month period.

     Section 6.8. DEATH OF OPTIONEE OR TERMINATION FOR OTHER REASONS. Except as provided in Sections 6.7 and 6.9, or except as otherwise determined by the Committee, all Limited Rights granted under this Plan shall terminate upon the termination of the Optionee's employment or upon the death of the Optionee.

     Section 6.9. TERMINATION RELATED TO A CHANGE IN CONTROL. The requirement that an Optionee be terminated by reason of retirement or permanent disability or be employed by Carriage at the time of exercise pursuant to Sections 6.7 and
6.8 respectively, is waived during the Exercise Period as to an Optionee who (i) was employed by Carriage at the time of the Change in Control and (ii) is subsequently terminated by Carriage other than for just cause or who voluntarily terminates if such termination was the result of a good faith determination by the Optionee that as a result of the Change in Control he is unable to effectively discharge his present duties or the duties of the position which he occupied just prior to the Change in Control. As used herein "just cause" shall mean willful misconduct or dishonesty or conviction of or failure to contest prosecution for a felony, persistent failure or refusal to attend to duties or follow Company policy, or excessive absenteeism unrelated to illness.

                        ARTICLE VII.  BONUS STOCK AWARDS

     Section 7.1. AWARD OF BONUS STOCK. The Committee may from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in this Plan shares of Common Stock ("Stock Bonus").

     Section 7.2. STOCK BONUS AGREEMENTS. The grant of a Stock Bonus shall be evidenced by a written Award Agreement, executed by the Company and the recipient of a Stock Bonus, in such form as the Committee may from time to time determine, providing for the terms of such grant, including any vesting schedule, restrictions on the transfer of such Common Stock or other matters. Specifically, the Committee may provide that the restrictions on the transfer of such Common Stock shall lapse upon (i) the attainment of targets established by the Committee that are based on (1) the price of a share of Stock, (2) the Company's earnings per share, (3) the Company's revenue, (4) the revenue of a business unit of the Company designated by the Committee, (5) the return on stockholders' equity achieved by the Company, or (6) the Company's pre-tax cash flow from operations (ii) the Participant's continued employment with the Company for a specified period of time, or (iii) a combination of any two or more of the factors listed in clauses (i) and (ii) of this sentence.

     Section 7.3. TRANSFER RESTRICTION. Any Award Agreement providing for the issuance of Bonus Stock to any person who, at the time of grant, is a person described in Section 16(a) under the Securities Exchange Act of 1934 shall provide that such Common Stock cannot be resold for a period of six months following the grant of such Bonus Stock.

                          ARTICLE VIII.  MISCELLANEOUS

     Section 8.1. GENERAL RESTRICTION. Each Award under this Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration, or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     Section 8.2. NON-TRANSFERABILITY. An Incentive Stock Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), as amended, or the rules thereunder, and shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative. An Award (other than an Incentive Stock Option) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or (iii) with the consent of the Committee.

     Section 8.3. WITHHOLDING TAXES. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under this Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state, and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of the Company net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

     Section 8.4. RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any agreement entered into pursuant to this Plan shall confer upon any participant the right to continue in the employment of Carriage or affect any right which Carriage may have to terminate the employment of such participant.

     Section 8.5. NON-UNIFORM DETERMINATIONS. The Committee's determinations under this Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under this Plan, whether or not such persons are similarly situated.

     Section 8.6. RIGHTS AS A SHAREHOLDER. The recipient of any Award under this Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

     Section 8.7. DEFINITIONS. In this Plan the following definitions shall apply:

          (a) "Subsidiary" means any corporation of which, at the time more than 50% of the shares entitled to vote generally in an election of directors are owned directly or indirectly by the Company or any subsidiary thereof.

          (b) "Affiliate" means any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

          (c) "Fair market value" as of any date and in respect or any share of Common Stock means (i) until such time as the Common Stock is traded on a national securities exchange or over-the-counter and reported on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), then the price per share determined in good faith by the Committee, taking into consideration all factors it deems relevant, including liquidity, priority, minority interest discount, and the price per share at which other securities of the Company have been issued; (ii) if the Common Stock is traded on a national securities exchange, then the closing price on such date or on the next business day, if such date is not a business day, of a share of Common Stock reflected in the consolidated trading tables of THE WALL STREET JOURNAL or any other publication selected by the Committee; or (iii) if the Common Stock is traded over-the-counter and reported on NASDAQ, then the average of the high and low sales prices on such trading day as reported in such publication or, if not so published, then as reported by NASDAQ, and if the Common Stock is not in the NASDAQ National Market System on such trading day, then the representative bid and asked prices at the end of such trading day in such market as reported by NASDAQ. In no event shall the fair market value of any share of Common Stock be less than its par value.

          (d) "Option" means Stock Option, Incentive Stock Option, or Reload Option.

          (e) "Option price" means the purchase price per share of Common Stock deliverable upon the exercise of a Stock Option, Incentive Stock Option, or Reload Option.

     Section 8.8. LEAVES OF ABSENCE. The Committee shall be entitled to make such rules, regulations, and determinations as it deems appropriate under this Plan in respect of any leave of absence taken by the recipient of any Award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of this Plan and (ii) the impact, if any, of any such leave of absence on Awards under this Plan theretofore made to any recipient who takes such leave of absence.

     Section 8.9. NEWLY ELIGIBLE EMPLOYEES. The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in this Plan or any portion thereof after the commencement of an award or incentive period.

     Section 8.10. ADJUSTMENTS. In any event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock that may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan, and any and all other matters deemed appropriate by the Committee.

     Section 8.11.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

          (a) The existence of outstanding Options, Alternate Appreciation Rights, or Limited Rights shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) If, while there are outstanding Options, the Company shall effect a subdivision or consolidation of shares or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then (a) in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock then subject to Options hereunder shall be proportionately increased; and (b) in the event of a decrease in the number of such shares outstanding the number of shares then available for Option hereunder shall be proportionately decreased.

          (c) After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, which transaction alters the outstanding capital structure of the Company, then each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of the Company equal to the number of shares as to which such Option had been exercisable.

          (d) If the Company is merged into or consolidated with another corporation or other entity under circumstances where the Company is not the surviving corporation, or if the Company sells or otherwise disposes of substantially all of its assets to another corporation or other entity while unexercised Options remain outstanding, then the Committee may direct that any of the following shall occur:

              (i) If the successor entity is willing to assume the obligation to deliver shares of stock or other securities after the effective date of the merger, consolidation or sale of assets, as the case may be, each holder of an outstanding Option shall be entitled to receive, upon the exercise of such Option and payment of the option price, in lieu of shares of Common Stock, such shares of stock or other securities as the holder of such Option would have been entitled to receive had such Option been exercised immediately prior to the consummation of such merger, consolidation or sale, and any related Alternate Appreciation Right and Limited Right associated with such Option shall apply as nearly as practicable to the shares of stock or other securities purchasable upon exercise of the Option following such merger, consolidation or sale of assets.

              (ii) The Committee may waive any limitations set forth in or imposed pursuant to this Plan or any Award Agreement with respect to such Option and any related Alternate Appreciation Right or Limited Option such that such Option and related Alternate Appreciation Right and Limited Right shall become exercisable prior to the record or effective date of such merger, consolidation or sale of assets.

             (iii) The Committee may cancel all outstanding Options and Alternate Appreciation Rights (but not Limited Rights) as of the effective date of any such merger, consolidation, or sale of assets provided that prior notice of such cancellation shall be given to each holder of an Option at least 30 days prior to the effective date of such merger, consolidation, or sale of assets, and each holder of an Option shall have the right to exercise such Option and any related Alternate Appreciation Right in full during a period of not less than 30 days prior to the effective date of such merger, consolidation, or sale of assets. No action taken by the Committee under this subsection shall have the effect of terminating, and nothing in this subsection shall permit the Committee to terminate, any Limited Right held by an Optionee.

          (e) Except as herein provided, the issuance by the Company of Common Stock or any other shares of capital stock or securities convertible into shares of capital stock, for cash property, labor done or other consideration, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     Section 8.12.  AMENDMENT OF THIS PLAN.

          (a) The Committee may, without further action by the stockholders and without receiving further consideration from the participants, amend this Plan or condition or modify Awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

          (b) The Committee may at any time and from time to time terminate or modify or amend this Plan in any respect, except that without shareholder approval the Committee may not (i) increase the maximum aggregate number of shares of Common Stock which may be issued under this Plan (other than increases pursuant to Sections 8.10 and 8.11) or (ii) change the class of employees eligible to receive Awards under the Plan. The termination or any modification or amendment of this Plan, except as provided in subsection
     (a), shall not, without the consent of a participant, affect his or her rights under an Award previously granted to him or her.

                                                   APPENDIX C TO PROXY STATEMENT

                            CARRIAGE SERVICES, INC.

                             1996 STOCK OPTION PLAN
            AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 7, 1997

                            I.  PURPOSE OF THE PLAN

     The CARRIAGE SERVICES, INC. 1996 STOCK OPTION PLAN (the "Plan") is intended to provide a means whereby certain employees of CARRIAGE SERVICES, INC., a Delaware corporation (the "Company"), and its subsidiaries may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may grant to certain employees ("Optionees") the option ("Option") to purchase shares of the Class A common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the Plan may be either incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), ("Incentive Stock Options' ' ) or options which do not constitute Incentive Stock Options.

     The Plan as set forth herein constitutes an amendment and restatement, effective as of the date of the adoption of this amendment and restatement (the "Restatement Effective Date") by the Board of Directors of the Company (the "Board"), of the Plan as previously adopted by the Company, and shall supersede and replace in its entirety such prior plan.

                              II.  ADMINISTRATION

     The Plan shall be administered by a committee (the "Committee") of, and appointed by, the Board, which shall be comprised solely of two or more
"outside directors" within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder. The Committee shall have sole authority to select the Optionees from among those individuals eligible hereunder and to establish the number of shares which may be issued under each Option; provided, however, that, notwithstanding any provision in the Plan to the contrary, the maximum number of shares that may be subject to Options granted under the Plan to an individual Optionee during any calendar year may not exceed 200,000 (subject to adjustment in the same manner as provided in Paragraph VIII hereof with respect to shares of Stock subject to Options then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced. In selecting the Optionees from among individuals eligible hereunder and in establishing the number of shares that may be issued under each Option, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the Optionees, in establishing the number of shares which may be issued under each Option and in construing the provisions of the Plan shall be final.

                            III.  OPTION AGREEMENTS

     (a) Each Option shall be evidenced by a written agreement between the Company and the Optionee ("Option Agreement") which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Stock or a combination of cash and shares of Stock equal in value to the excess of the fair market value of the shares with respect to which the right to purchase is surrendered over the option price therefor ("Stock Appreciation Rights"), on such terms and conditions as the Committee in its sole discretion may prescribe; provided, that, except as provided in Subparagraph VIII(c) hereof, the Committee shall retain final authority (i) to determine whether an Optionee shall be permitted, or (ii) to approve an election by an Optionee, to receive cash in full or partial settlement of Stock Appreciation Rights. Moreover, an Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a fair market value equal to such option price.

     (b) For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the mean of the high and low sales prices of the Stock (i) reported by the National Market System of NASDAQ on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate. Notwithstanding the foregoing, the fair market value of a share of Stock on the date of an initial public offering of Stock shall be the offering price under such initial public offering.

     (c) Each Incentive Stock Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ( "ERISA"), as amended, or the rules thereunder, and shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative. Each Option that does not constitute an Incentive Stock Option and all rights granted thereunder shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or (iii) with the consent of the Committee.

                          IV.  ELIGIBILITY OF OPTIONEE

     Options may be granted only to individuals who are employees (including officers and directors who are also employees) of the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company at the time the Option is granted. Options may be granted to the same individual on more than one occasion. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the fair market value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code,

Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination.

                         V.  SHARES SUBJECT TO THE PLAN

     The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 600,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan to the extent permitted under Rule 16b-3. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph VIII hereof with respect to shares of Stock subject to Options then outstanding. Exercise of an Option in any manner, including an exercise involving a Stock Appreciation Right, shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

                               VI.  OPTION PRICE

     The purchase price of Stock issued under each Option shall be determined by the Committee, but such purchase price shall not be less than the fair market value of Stock subject to the Option on the date the Option is granted.

                               VII.  TERM OF PLAN

     The Plan originally became effective on July 18, 1996. This amendment and restatement of the Plan shall become effective upon the Restatement Effective Date, provided that this amendment and restatement of the plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months thereafter. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph IX, the Plan shall terminate upon and no further Options shall be granted after July 18, 2006. Notwithstanding any provision herein to the contrary, if this amendment and restatement of the Plan is not approved by the stockholders of the Company within twelve months after the Restatement Effective Date, then any Option granted on or after the Restatement Effective Date shall be void and canceled in its entirety, and the Plan shall terminate with respect to any shares of Stock for which Options were not granted prior to the Restatement Effective Date.

                   VIII.  RECAPITALIZATION OR REORGANIZATION

     (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such

Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     (c) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option. If (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity), (ii) the Company sells, leases or exchanges, or agrees to sell, lease or exchange, all or substantially all of its assets to any other person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), no later than
(a) ten days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty days after a change of control of the type described in Clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

     (d) For the purposes of clause (2) in Subparagraph (c) above, the "Change of Control Value" shall equal the amount determined in clause (i), (ii) or
(iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Subparagraph

(d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

     (e) Any adjustment provided for in Subparagraphs (b) or (c) above shall be subject to any required stockholder action.

     (f) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

                   IX.  AMENDMENT OR TERMINATION OF THE PLAN

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee; and provided, further, that the Board may not make any alteration or amendment which would increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan or change the class of individuals eligible to receive Options under the Plan without the approval of the stockholders of the Company.

                              X.  SECURITIES LAWS

     (a) The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

     (b) It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of 1934 Act meet all of the requirements of Rule 16b-3 promulgated under the 1934 Act, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"). If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

                                                   APPENDIX D TO PROXY STATEMENT

                            CARRIAGE SERVICES, INC.

                       1996 DIRECTORS' STOCK OPTION PLAN
            AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 7, 1997

                            I.  PURPOSE OF THE PLAN

     The CARRIAGE SERVICES, INC. 1996 DIRECTORS' STOCK OPTION PLAN (the
"Plan") is intended to promote the interests of CARRIAGE SERVICES, INC., a Delaware corporation (the "Company"), and its stockholders by helping to award and retain highly-qualified independent directors, and allowing them to develop a sense of proprietorship and personal involvement in the development and financial success of the Company. Accordingly, the Company shall grant to directors of the Company who are not executive officers of the Company ( "Eligible Directors") the option ("Option") to purchase shares of the Class
A common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the Plan shall be options which do not constitute incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended.

     The Plan as set forth herein constitutes an amendment and restatement, effective as of the date this amendment and restatement of the Plan is approved by stockholders of the Company (the "Restatement Effective Date"), of the Carriage Services, Inc. 1996 Nonemployee Directors' Stock Option Plan, as previously approved by the stockholders of the Company, and shall supersede and replace in its entirety such plan.

                             II.  OPTION AGREEMENTS

     Each Option shall be evidenced by a written agreement (an "Option Agreement"). Options shall not be exercisable after the expiration of ten years from the date of grant thereof unless otherwise specified in an Option Agreement. Each Option Agreement shall provide that an Option and all rights granted thereunder shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended or (iii) with the consent of the Board of Directors of the Company (the "Board").

                  III.  ELIGIBILITY OF OPTIONEE; OPTION AWARDS

     A. Options may be granted only to individuals who are Eligible Directors of the Company and who do not currently participate in any other stock incentive plan of the Company. A director who had previously received options under another stock incentive plan of the Company which are still outstanding, but who does not receive options during the current calendar year under any other stock incentive plan of the Company, shall be eligible to participate in the Plan during the current calendar year.

     B. Each Eligible Director who is elected or appointed to the Board for the first time after the Restatement Effective Date of the Plan shall receive, as of the date of his or her election or appointment and without the exercise of the discretion of any person or persons, an Option exercisable for (i) 15,000 shares of Stock (subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to Options then outstanding) if such Eligible Director is not also appointed to the Company's Executive Committee on such date or (ii) 25,000 shares of Stock (subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to Options then outstanding) if such Eligible Director is also appointed to the Company's Executive Committee on such date.

     C. As of the date of the annual meeting of the stockholders of the Company in each year that the Plan is in effect as provided in Paragraph VI hereof, each Eligible Director then in office or elected to the Board on such date shall receive, without the exercise of the discretion of any person or persons, an Option exercisable for 6,000 shares of Stock (subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to Options then outstanding).

     D. If, as of any date that the Plan is in effect, there are not sufficient shares of Stock available under the Plan to allow for the grant to each Eligible Director of an Option for the number of shares provided herein, each Eligible Director shall receive an Option for his or her pro rata share of the total number of shares of Stock then available under the Plan. All Options granted under the Plan shall be at the Option price set forth in Paragraph V hereof and shall be subject to adjustment as provided in Paragraph VII hereof.

                        IV.  SHARES SUBJECT TO THE PLAN

     The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 200,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan. Exercise of an Option shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised.

                                V.  OPTION PRICE

     The purchase price of Stock issued under each Option described in Paragraphs IIIB and IIIC hereof after the Restatement Effective Date of the Plan shall be the fair market value of the Stock subject to the Option as of the date the Option is granted. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the mean of the high and low sales prices of the Stock (i) reported by the National Market System of NASDAQ on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Board in such manner as it deems appropriate.

                               VI.  TERM OF PLAN

     The Plan originally became effective on July 18, 1996. This amendment and restatement of the Plan shall be effective on the Restatement Effective Date. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph VIII, the Plan shall terminate upon and no further Options shall be granted after July 18, 2006.

                    VII.  RECAPITALIZATION OR REORGANIZATION

     A. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     B. The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     C. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the optionee had been the holder of record of the number of shares of Stock then covered by such Option.

     D. Any adjustment provided for in Subparagraphs B or C above shall be subject to any required stockholder action.

     E. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

     F. For purposes of the Plan, a "Corporate Change" shall occur if (i) the Company is to be dissolved or liquidated, (ii) the Company shall not be the surviving entity in any merger, consolidation or other reorganization, (iii) the Company sells, leases, or exchanges, or agrees to sell, lease, or exchange, all or substantially all of its assets, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or
(v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

                  VIII.  AMENDMENT OR TERMINATION OF THE PLAN

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee.

                              IX.  SECURITIES LAWS

     A. The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

     B. It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the 1934 Act, meet all of the requirements of Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the 1934 Act. If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

                            CARRIAGE SERVICES, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
      THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 16, 1997

        The undersigned, hereby revoking all prior proxies, hereby appoints Mark W. Duffey and Thomas C. Livengood, and each of them, his true and lawful proxies, with full and several power of substitution, to vote all the shares of Class A or B Common Stock or Series D or F Preferred Stock of CARRIAGE SERVICES, INC. standing in the name of the undersigned, at the Annual Meeting of Stockholders of CARRIAGE SERVICES, INC. to be held on April 16, 1997 and at any adjournment(s) thereof, on all matters coming before said meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS AS STATED BELOW AND, UNLESS A CONTRARY CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF SUCH PROPOSALS.

                                   SEE REVERSE
                                      SIDE
================================================================================
[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                          VOTE FOR all     VOTE    NOMINEES: Melvin C. Payne,
                        nominees listed  WITHHELD            C. Byron Snyder and
                                                             Robert D. Larrabee.
1. ELECTION OF THREE
   CLASS I DIRECTORS for      [ ]           [ ]
   a three-year term
   ending at the 2000
   Annual Meeting of
   Stockholders.

VOTE FOR all nominees listed,
except vote withheld from the
following nominees (if any):

---------------------------------
                                       FOR        AGAINST       ABSTAIN
2. Proposal to amend the
   Certificate of                      [ ]          [ ]           [ ]
   Incorporation to change the
   authorized shares of
   capital stock.

3. Proposal to amend the 1995          [ ]          [ ]           [ ]
   Stock Incentive Plan.

4. Proposal to amend the 1996          [ ]          [ ]           [ ]
   Stock Option Plan.

5. Proposal to amend the 1996
   Nonemployee Directors'              [ ]          [ ]           [ ]
   Stock Option Plan.

6. Proposal to ratify Arthur
   Andersen LLP as the                 [ ]          [ ]           [ ]
   independent public
   accountants of the Company
   for 1997.

7. In their discretion, the
   Proxies are authorized to           [ ]          [ ]           [ ]
   vote upon any other
   business as may properly
   come before the meeting or
   any adjournment(s) thereof.

SIGNATURE:                 DATED:         , 1997  PLEASE MARK, SIGN, DATE AND
         -----------------       ---------        RETURN THE PROXY CARD PROMPTLY
                                                  BY USING THE ENCLOSED
PRINT NAME:                                       ENVELOPE.
           -------------------------------------
(Please sign exactly as your name appears at left. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc., should also so indicate when signing.)